LONDON PACIFIC LIFE & ANNUITY COMPANY




                       LPT VARIABLE INSURANCE SERIES TRUST






                                 REGENCY SERIES

                 FLEXIBLE CONTRIBUTION DEFERRED VARIABLE ANNUITY




                                  ANNUAL REPORT

                      For the Year Ended December 31, 1999










This Annual Report has been prepared to provide information to the owners of London Pacific Life & Annuity Company's Regency Series Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current Regency Series prospectus, which discloses any charges and other important information about LPLA Separate Account One, together with the current prospectus for the LPT Variable Insurance Series Trust.

                                    CONTENTS





         Message from the President............................................2


         LPT Variable Insurance Series Trust:
         Individual Portfolio Review.........................................3-8
         Statements of Assets & Liabilities....................................9
         Statements of Operations.............................................10
         Statements of Changes in Net Assets...............................11-12
         Financial Highlights..............................................13-17
         Schedules of Investments..........................................18-30
         Notes to Financial Statements.....................................31-38
         Report of Independent Accountants....................................39



                           MESSAGE FROM THE PRESIDENT




Dear Contract Owner:

We are pleased to provide you with the Annual Report for the LPT Variable Insurance Series Trust for the year ending December 31, 1999.

Investment  performance  has been  strong for the  majority  of the  portfolios:
Robertson Stephens Diversified Growth Portfolio was up 137.04% as compared to the S&P 500 Index, which was up 21.04% and the Russell 2000 Small Company Index which was up 21.26%, Strong Growth Portfolio was up 81.45% compared to the S&P 500 Index, which rose 21.04% and the Russell 2000 Small Company Index, which was up 21.26%, Lexington Corporate Leaders Portfolio was up 20.05% compared to the Lipper Large-Cap Value, which was up 10.78% and the S&P 500 Index which rose 21.04%, MFS Total Return Portfolio was up 2.92% as compared to the Lehman Brothers Aggregate Bond Index, which was down 0.82% and the Lipper Balanced Fund Index which was up 8.98%, Harris Associates Value Portfolio was up 4.65% compared to the Lipper Multi-Cap Value Index, which was up 5.94% and the S&P 500 Index which was up 21.04%, SAI Global Leaders Portfolio's return during the period May 11, 1999 through December 31, 1999 was up 17.00% compared to the S&P 500 Index, which rose 9.26% during the same period.

We will continue to monitor the performance of each of the investment options carefully. Our ongoing objective is to provide you with the highest quality investment choices.

Thank you for choosing the Regency Variable Annuity. We look forward to serving your investment needs in the future.


William F. Duff
President
LPT Variable Insurance Series Trust



                        HARRIS ASSOCIATES VALUE PORTFOLIO


INVESTMENT SUB-ADVISOR
Harris Associates L.P.

ABOUT THE PORTFOLIO
Invests primarily in equity securities that are believed to have long-term capital appreciation potential.

PERFORMANCE
Net total return for the year ended December 31, 1999:

Harris Associates Value
   Portfolio              4.65%*
S&P 500 Index            21.04%
Lipper Multi-Cap
  Value Index             5.94%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Multi-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Multi-Cap Value Index do not reflect expenses and investment management fees incurred by the Portfolio. Previously, the Portfolio followed the Lipper Growth & Income Index. Due to a revaluation by Lipper, effective September 1999 this changed to Lipper Multi-Cap Value Index.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Harris Associates Value Portfolio earned a total return of 4.65% for the year ending December 31, 1999. Comparatively, the returns for the S&P 500 Index and the Lipper Multi-Cap Value Index were 21.04% and 5.94%, respectively.

The second half of 1999 proved disappointing as the stocks of our mid-sized value companies took a back seat to the large growth companies that had stumbled dramatically earlier in the year. Once again, the momentum shift was dramatic and swift without much regard for valuation.

This short-term lack of respect for valuation can't help but remind us of similar periods in market history, most recently the stock market of just thirty years ago.

The 1960s represented an extended growth period for the U.S. economy. The fundamental backdrop for stocks was excellent: low inflation and interest rates, and growing corporate profits. While stocks suffered a decline in 1969-1970, they quickly regained their legs and were poised to reach new highs in 1971. But, the headwinds began to appear, particularly rising inflation, and high-growth, "one-decision" (buy and hold forever) stocks which most investors sought out for their predictable and growing earnings. The list included Avon, Xerox, American Home Products and IBM. The basic idea; since these companies were proven growers, no price was too high to pay to own them-even if you paid too much, the growth would eventually bail you out.

Over the short run, as noted by legendary investor Benjamin Graham, the market is not a weighing machine but a voting machine, and it's pretty clear who has been garnering the most votes lately. But just because a stock is priced at $735 per share doesn't mean it's worth that price. At the dawn of the Third Millennium, we cannot help but see higher risks and more absurd valuations in some sectors, but also more opportunities in stocks where the underlying business is understandable, profitable, and growing. We like our portfolio a lot these days, and though the performance gap between growth and value has persisted for an unusually long time, history shows us that subsequent corrections for the most overvalued stocks are unexpected and sharp.


$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Harris Associates Value Portfolio - X
S&P 500 Index                     - Y
Lipper Multi-Cap Value Index      - Z

$24,000---------------------------------------------------------Y $23,900
$22,000---------------------------------------------------------
$20,000---------------------------------------------------------
$18,000---------------------------------------------------------X $16,551
$16,000---------------------------------------------------------Z $16,487
$14,000---------------------------------------------------------
$12,000---------------------------------------------------------
$10,000---------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Harris Associates Value Portfolio, the S&P 500 Index, and the Lipper Multi-Cap Value Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Multi -Cap Value Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/99
                                   1 Year          3 Years    Since Inception
                                   ------          -------    ---------------
                                                             (February 9, 1996)
Harris Associates Value Portfolio   4.65%*          11.19%*       13.82%*
S&P 500 Index                      21.04%           27.56%        25.08%
Lipper Multi-Cap Value Index        5.94%           12.72%        13.70%


                           MFS TOTAL RETURN PORTFOLIO


INVESTMENT SUB-ADVISOR
Massachusetts Financial Services Company

ABOUT THE PORTFOLIO
Invests in securities which are expected to provide above-average income and opportunities for capital growth and income, consistent with the prudent employment of capital.

PERFORMANCE
Net total return for the year ended December 31, 1999:

MFS Total Return
   Portfolio              2.92%*
Lehman Brothers Aggregate
  Bond Index             (0.82%)
Lipper Balanced
  Fund Index              8.98%

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Results for the Lehman Brothers Aggregate Bond Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Balanced Fund Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Balanced Fund Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The MFS Total Return Portfolio earned a total return of 2.92% for the year ending December 31, 1999. Comparatively, the returns for the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index were (0.82%) and 8.98%, respectively.

The Portfolio faced several headwinds during 1999. In the equity area, where we had 60% of our investments, our focus on value stocks held us back as investors favored growth stocks by ever-widening margins. Value stocks tend to have lower valuations than the overall stock market. They tend to be in mature industries, such as energy, financial services, and industrials, that have to be able to raise prices to grow earnings.

By contrast, growth stocks-the most well known of which are in the technology and health care sectors-usually have proprietary products and high gross margins. Unfortunately, there was little pricing flexibility in the economy in 1999, so investors favored growth stocks. Not only did we have sizable investments in some of the market's weaker sectors, we also had few investments in the high-priced, top-performing technology area. Our 40% stake in bonds further hampered performance, as interest rates climbed and bond prices fell throughout the second half of the year.

We made few changes during the year on the bond side of our Portfolio. We kept roughly two-thirds of our bond investments in corporate bonds and the rest in U.S. Treasuries and mortgage-backed securities. Early in 1999, we lowered the Portfolio's duration, a measure of its sensitivity to interest-rate changes, to give us some protection from rising interest rates. By the fall, however, we had raised duration back to 5.9 years, reflecting our outlook that interest rates are just as likely to stay around current levels as to rise. Even if interest rates do go higher, we don't expect inflation to become a significant problem.

Going forward, we believe our long-term value orientation and balanced approach may help contract owners to participate in the stock market's gains while attempting to provide some protection in the event of a market downturn. We're confident that value stocks will eventually return to favor, benefiting the Portfolio.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

MFS Total Return Portfolio           - X
Lehman Brothers Aggregate Bond Index - Y
Lipper Balanced Fund Index           - Z

$17,000---------------------------------------------------------Z $16,528
$16,000---------------------------------------------------------X $15,329
$15,000---------------------------------------------------------
$14,000---------------------------------------------------------
$13,000---------------------------------------------------------Y $12,234
$12,000---------------------------------------------------------
$11,000---------------------------------------------------------
$10,000---------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the MFS Total Return Portfolio, the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/99
                                     1 Year        3 Years    Since Inception
                                     ------        -------    ---------------
                                                             (February 9, 1996)
MFS Total Return Portfolio            2.92%*        11.77%*       11.60%*
Lehman Brothers Aggregate Bond Index (0.82%)         5.73%         5.32%
Lipper Balanced Fund Index            8.98%         14.69%        13.78%


                             STRONG GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests in equity securities that are believed to have above average capital growth potential.

PERFORMANCE
Net total return for the year ended December 31, 1999:

Strong Growth Portfolio     81.45%*
Russell 2000 Small
 Company Index              21.26%
S&P 500 Index               21.04%

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Strong Growth Portfolio earned a total return of 81.45% for the year ending December 31, 1999. Comparatively, the returns for the Russell 2000 Small Company Index and the S&P 500 Index were 21.26% and 21.04%, respectively.

The stock market surged to the upside in the fourth quarter despite the Federal Reserve's decision to hike short-term interest rates in the face of global economic strength. The absence of inflation and the Fed's resolve to keep inflation contained gave investors the confidence to move back into stocks after a six-month period of market consolidation. Although the stock market's advance was very narrow, companies generating superior revenue growth performed extremely well throughout the period, particularly technology issues.

In the fourth quarter, computer software, telecommunications, internet infrastructure beneficiaries and biotechnology holdings provided strong relative outperformance for the Portfolio. We have emphasized investments in the direct beneficiaries of the networked economy. The companies with the fastest growth rates are leading this technological revolution and the drive to enhance productivity and communications around the globe.

The growth of the internet and its acceptance as an important source of competitive advantage should continue to enhance the prospects of companies engaged in business to business commerce, wireless connectivity, internet content, bandwith expansion, the building of new brands and a host of other applications. The successful implementation of technology remains an essential source of global competitiveness with superior returns on capital and market share gains the principal result.

During the next six months, we expect the U.S. economy to continue to grow at a more moderate pace. We expect the Fed to remain vigilant, poised to nudge interest rates preemptively higher to offset signs of inflationary pressure.

Our preference is for pure plays in dynamic niche markets, new product cycles or innovative services. As growth investors, our investment team is constantly on the look out for investments exhibiting sustainable fundamental improvement regardless of industry.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Strong Growth Portfolio          - X
Russell 2000 Small Company Index - Y
S&P 500 Index                    - Z

$38,000--------------------------------------------------------X $35,789
$34,000--------------------------------------------------------
$30,000--------------------------------------------------------
$26,000--------------------------------------------------------Z $23,900
$22,000--------------------------------------------------------
$18,000--------------------------------------------------------Y $15,987
$14,000--------------------------------------------------------
$10,000--------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Strong Growth Portfolio, the Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/99
                                     1 Year        3 Years    Since Inception
                                     ------        -------    ---------------
                                                             (February 9, 1996)
Strong Growth Portfolio              81.45%*        43.84%*       38.75%*
Russell 2000 Small Company Index     21.26%         13.08%        12.81%
S&P 500 Index                        21.04%         27.56%        25.08%



                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
RS Investment Management, L.P.

ABOUT THE PORTFOLIO
Invests in securities broadly diversified over industry sectors by focusing on small and mid-cap companies expected to provide long-term capital appreciation.

PERFORMANCE
Net total return for the year ended December 31, 1999:

Robertson Stephens Diversified
 Growth Portfolio              137.04%*
Russell 2000 Small
 Company Index                  21.26%
S&P 500 Index                   21.04%

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Robertson Stephens Diversified Growth Portfolio earned a total return of 137.04% for the year ending December 31, 1999. Comparatively, the returns for the Russell 2000 Small Company Index and the S&P 500 Index were 21.26% and 21.04%, respectively.

The past year marks the first time in six years that U.S. small stocks as measured by the Russell 2000 index have outperformed most large cap stock benchmarks. The Russell 2000 returned 21.26% last year, slightly ahead of the S&P 500 return of 21.04%. The small stocks surge came primarily in the fourth quarter as investors' appetite for technology stocks finally spilled over to include small stocks too.

In the fourth quarter we built on our strong year to date performance by maintaining a diversified portfolio strategy, and emphasizing stock selection across all sectors. We recognized significant gains from our broad technology exposure. Our fundamental research effort continues to uncover a long list of compelling technology companies with strong fundamentals. Thus we continued our overweighting to this sector as we closed the year.

We enjoyed strong gains from a range of technology stocks. We were particularly rewarded with returns from various investments in companies positioned to grow in the wireless market. Our research in early 1999 lead us to believe that Wall Street's assumption of cellular penetration was too low, and that revenue per user could be significantly expanded with additional services beyond basic voice capability. Further, we saw private market activity picking up in the area, which we took as an indicator of better investment returns still to come.

The traditional healthcare sector continues to suffer. However, within the broad healthcare area, we have uncovered a number of exciting investment opportunities in biotechnology, which contributed positive performance. While the opportunities are compelling, traditional earnings or cash flow valuation is difficult and many of the stocks trade in volatile patterns. Thus we prefer to spread the risk across a basket of these companies. Several of them produced strong returns in the fourth quarter, contributing to overall portfolio performance. We believe the market may continue to find these biotech companies attractive into the next year.

We are very satisfied with the investment results of the full year. While we expect the volatility of the small cap market to continue, we are optimistic as we look ahead.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Robertson Stephens Diversified Growth Portfolio - X
Russell 2000 Small Company Index                - Y
S&P 500 Index                                   - Z

$34,000---------------------------------------------------------X $33,966
$30,000---------------------------------------------------------
$26,000---------------------------------------------------------Z $23,900
$22,000---------------------------------------------------------
$18,000---------------------------------------------------------Y $15,987
$14,000---------------------------------------------------------
$10,000---------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Robertson Stephens Diversified Growth Portfolio, the Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/99
                                     1 Year        3 Years    Since Inception
                                     ------        -------    ---------------
                                                             (February 9, 1996)
Robertson Stephens Diversified
 Growth Portfolio                   137.04%*        49.11%*       36.89%*
Russell 2000 Small Company Index     21.26%         13.08%        12.81%
S&P 500 Index                        21.04%         27.56%        25.08%



                      LEXINGTON CORPORATE LEADERS PORTFOLIO


INVESTMENT SUB-ADVISOR
Lexington Management Corporation

ABOUT THE PORTFOLIO
Invests  in  large,   well-established  companies  believed  to  have  long-term capital growth and earnings.

PERFORMANCE
Net total return for the year ended December 31, 1999:

Lexington Corporate Leaders
   Portfolio             20.05%*
S&P 500 Index            21.04%
Lipper Large-Cap
  Value Index            10.78%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Large-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Large-Cap Value Index do not reflect expenses and investment management fees incurred by the Portfolio. Previously, the Portfolio followed the Lipper Growth & Income Index. Due to a revaluation by Lipper, effective September 1999 this changed to Lipper Large-Cap Value Index.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Lexington Corporate Leaders Portfolio earned a total return of 20.05% for the year ending December 31, 1999. Comparatively, the returns for the S&P 500 Index and the Lipper Large-Cap Value Index were 21.04% and 10.78%, respectively.

Stocks turned in another record performance in 1999, with the S&P 500 Index returning 21.04%, a record breaking fifth consecutive year of 20% plus returns. However, not all stocks benefited from this positive environment. In fact, nearly half the stocks in the S&P 500 were actually down for the year with only a small number of stocks generating most of the positive returns. This enthusiasm for only a few stocks has raised their valuation to lofty levels, with an associated increase in risk. At the same time this has created opportunities in many of the other stocks that have been ignored by investors.

The Portfolio's return for the year also reflects a broad mix of returns. Merger activity was a significant influence on the positive side. Portfolio holdings in the oil and gas sector benefited from a doubling of the price of oil in 1999 and from the merger of Exxon and Mobil. Holdings in financial services also did well in 1999. Citigroup made substantial headway in post-merger expense reduction during the year and we expect that to continue in 2000. The Portfolio's holdings in the chemical sector did well in 1999. Union Carbide's pending merger into Dow Chemical gave Union Carbide's stock a substantial lift in 1999. The proposed merger would present numerous cost-cutting opportunities for the combined entity. The Portfolio's other holding in the chemicals sector, DuPont, also performed well during the year and is also in the midst of restructuring. The company finished spinning off its former oil subsidiary, Conoco, during 1999 in order to focus on its higher-growth, higher margin businesses such as biotechnology. The Portfolio's holdings in technology (Motorola, Hewlett-Packard and Lucent Technologies) were all strong performers for the year. Lucent Technologies, one of the world's leading designers, developers, and manufacturers of telecommunications systems and software, has performed extremely well, despite recent earnings weakness, since being spun off from AT&T in 1996. Offsetting these gains were the Portfolio's holdings in utilities, railroads and consumer products.

We will continue to keep the Portfolio focused on high quality companies that have good market share within their respective industries, have steady earnings, and have quality management. Over the long term, companies with these characteristics will most often perform well through changing economic scenarios.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Lexington Corporate Leaders Portfolio - X
S&P 500 Index                         - Y
Lipper Large-Cap Value Index          - Z

$24,000---------------------------------------------------------Y $23,900
$22,000---------------------------------------------------------
$20,000---------------------------------------------------------Z $19,292
$18,000---------------------------------------------------------X $18,942
$16,000---------------------------------------------------------
$14,000---------------------------------------------------------
$12,000---------------------------------------------------------
$10,000---------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Lexington Corporate Leaders Portfolio, the S&P 500 Index, and the Lipper Large-Cap Value Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index, and the Lipper Large-Cap Value Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/99
                                       1 Year        3 Years    Since Inception
                                       ------        -------    ---------------
                                                             (February 9, 1996)
Lexington Corporate Leaders Portfolio  20.05%*      18.85%*       17.83%*
S&P 500 Index                          21.04%       27.56%        25.08%
Lipper Large-Cap Value Index           10.78%       18.95%        18.39%



                          SAI GLOBAL LEADERS PORTFOLIO


INVESTMENT SUB-ADVISOR
Select Advisors, Inc.

ABOUT THE PORTFOLIO
Invests primarily in equity securties of foreign & domestic companies with large capitalization to obtain long-term capital growth.

PERFORMANCE
Net total return for the period May 11, 1999 through December 31, 1999:

SAI Global Leaders
   Portfolio             17.00%*
S&P 500 Index             9.26%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse and waive certain operating expenses of the Portfolio. In the absence of the expense reimbursement and fee waivers, total return would have been lower.

The SAI Global Leaders Portfolio earned a total return of 17.00% from the date of inception on May 11, 1999 through December 31, 1999, compared to 9.26% for the S&P 500 Index.

In 1999, SAI Global Leaders benefited from stock performance in electronic technology primarily from Nokia, Sony, and Cisco. Wal-Mart, Microsoft,
Citigroup, and American Express also provided market-leading returns for the period.

Only a little over a year ago, the world economy was still wholly under the spell of the Asian crisis. Emerging country currencies tumbled, lower quality debt yields spurted upwards, a credit "crunch" gripped bank lending, and lenders became unwilling to extend credit. The upbeat economic activity stalled and future economic growth looked bleak. Asset prices dropped precipitously in the late summer and early Fall of 1998. Monetary authorities feared a global recession.(A few well-respected economist even talked depression.) To compensate, the authorities applied massive stimulation. This massive stimulation took many forms including the following:
- IMF generated massive loans to
  emerging markets
- The Federal Reserve dropped official interest rates 0.75%
- The Bank of Japan abandoned all fiscal restraint and created new fiscal spending programs to jump-start the economy. Japan also dropped their official interest rates to practically 0%
- Most countries in Europe and Canada created easier monetary conditions.

These policies generated massive liquidities on a grand scale and allowed economic growth to rebound worldwide last year. The United States continued with strong economic performance and has now registered its fourth year of 4% economic growth. Surprisingly, the economic rebound generated little inflationary pressures. We would seem to have a situation even better than the 'Goldilocks' scenario. The 'Goldilocks' scenario refers to the economy growing not too fast or too slow but "just right." Lately, many believe the economy can grow much faster than previously thought without inflationary pressures.

At SAI we remain committed to find the investments with the best risk/reward characteristics.

$10,000 Hypothetical Investment since inception May 11, 1999
------------------------------------------------------------

SAI Global Leaders Portfolio - X
S&P 500 Index                - Y

$12,500----------------------------------------------------
$12,000----------------------------------------------------X $11,700
$11,500----------------------------------------------------
$11,000----------------------------------------------------Y $10,926
$10,500----------------------------------------------------
$10,000----------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the SAI Global Leaders Portfolio and the S&P 500 Index on May 11, 1999, the inception date of the Portfolio. The figures for the Portfolio and the S&P 500 Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/99

                                    Since Inception
                                    ---------------
                                     (May 11, 1999)
SAI Global Leaders Portfolio  85%*       17.00%*
S&P 500 Index                             9.26%

                                                  LPT Variable Insurance Series Trust
                                                 Statements of Assets and Liabilities
                                                           December 31, 1999



                                                        Harris
                                                      Associates         MFS Total                      Robertson Stephens
                                                        Value             Return         Strong Growth  Diversified Growth
Assets                                                Portfolio          Portfolio         Portfolio       Portfolio
                                                  ---------------- ----------------- ----------------- --------------------
Investments at value, see accompanying schedules      $ 6,413,936       $12,456,541      $14,815,017      $15,018,066
Repurchase agreements at cost and value                   150,000           574,000          393,000          670,000
Cash                                                          390             1,000              100              541
Foreign currency at value                                       0             1,548                0                0
Dividends and interest receivable                          12,085            86,440            1,074              160
Receivable for investments securities sold                      0            84,854          928,454          490,968
Receivable for Trust shares sold                              246             3,882                0                0
Expense reimbursement receivable                            5,795                 0            8,815              602
                                                            -----                 -            -----              ---
          Total Assets                                $ 6,582,452       $13,208,265      $16,146,460      $16,180,337

Investments at cost                                   $ 6,274,189       $12,164,148       $9,566,513      $10,358,119
Foreign currency at cost                                       $0            $1,560               $0               $0

Liabilities

Payable for investments securities purchased                   $0            $1,431         $940,855         $295,803
Payable for Trust shares redeemed                           4,535             8,470          783,650          779,175
Payable to London Pacific                                       0             7,114                0                0
Custodian fees payable                                      7,784            19,500           18,000           15,524
Advisory fees payable                                      16,464            24,438           21,849           28,546
Accrued legal and audit fees                               17,738            17,738           18,938           18,938
Accrued expenses and other liabilities                        602               756              602              602
                                                              ---               ---              ---              ---
          Total Liabilities                                47,123            79,447        1,783,894        1,138,588


Net Assets                                            $ 6,535,329       $13,128,818      $14,362,566      $15,041,749
                                                      ===========       ===========      ===========      ===========

Components of Net Assets:
     Paid-in capital                                  $ 6,057,116       $12,186,276       $7,823,173       $7,848,170
     Undistributed net investment income (loss)            24,792           333,862                0                0
     Accumulated net realized gain (loss) on
       securities and foreign currency transactions       313,674           316,299        1,290,889        2,533,632
     Net unrealized appreciation  of securities
       and foreign currency transactions                  139,747           292,381        5,248,504        4,659,947
                                                          -------           -------        ---------        ---------
Net Assets                                            $ 6,535,329       $13,128,818      $14,362,566      $15,041,749
                                                      ===========       ===========      ===========      ===========
Shares Outstanding (unlimited authorization,
 $.01 par value)                                          468,639           949,493          524,873          652,660
                                                          =======           =======          =======          =======
Net Asset Value, Offering Price and Redemption
Price, Per Share (net assets/shares outstanding)        $   13.95         $   13.83         $  27.36         $  23.05
                                                        =========         =========         ========         ========

                                                                          See Notes to Financial Statements



                                                  LPT Variable Insurance Series Trust
                                                 Statements of Assets and Liabilities
                                                           December 31, 1999



                                                      Lexington             SAI
                                                      Corporate           Global
                                                       Leaders           Leaders
Assets                                                Portfolio        Portfolio (1)
                                                   --------------    ----------------
Investments at value, see accompanying schedules       $9,313,675          $1,528,178
Repurchase agreements at cost and value                         0                   0
Cash                                                            0                   0
Foreign currency at value                                       0                   0
Dividends and interest receivable                           2,305                 496
Receivable for investments securities sold                      0                   0
Receivable for Trust shares sold                              147                   0
Expense reimbursement receivable                                0              19,742
                                                                -              ------
          Total Assets                                 $9,316,127          $1,548,416

Investments at cost                                    $7,487,784          $1,356,951
Foreign currency at cost                                       $0                  $0

Liabilities

Payable for investments securities purchased                   $0                  $0
Payable for Trust shares redeemed                           6,221                 842
Payable to London Pacific                                  31,531                   0
Custodian fees payable                                      7,500               8,000
Advisory fees payable                                      14,810                   0
Accrued legal and audit fees                               17,738              11,634
Accrued expenses and other liabilities                        607                 613
                                                              ---                 ---
          Total Liabilities                                78,407              21,089


Net Assets                                             $9,237,720          $1,527,327
                                                       ==========          ==========

Components of Net Assets:
     Paid-in capital                                   $6,828,103          $1,367,032
     Undistributed net investment income (loss)            48,075                   0
     Accumulated net realized gain (loss) on
       securities and foreign currency transactions       535,651             (10,932)
     Net unrealized appreciation  of securities
       and foreign currency transactions                1,825,891             171,227
                                                        ---------             -------
Net Assets                                             $9,237,720          $1,527,327
                                                       ==========          ==========
Shares Outstanding (unlimited authorization,
 $.01 par value)                                          522,052             130,513
                                                          =======             =======
Net Asset Value, Offering Price and Redemption
Price, Per Share (net assets/shares outstanding)         $  17.70             $ 11.70
                                                         ========             =======

(1) Commenced Operations May 11, 1999
                                                                          See Notes to Financial Statements


                                                 LPT Variable Insurance Series Trust
                                                       Statements of Operations
                                                          For the Year Ended
                                                           December 31, 1999





                                     Harris                                                       Lexington       SAI
                                  Associates   MFS Total                  Robertson Stephens      Corporate     Leaders
                                     Value       Return    Strong Growth  Diversified Growth       Leaders       Global
                                   Portfolio   Portfolio     Portfolio         Portfolio          Portfolio    Portfolio (1)
                                ------------- ------------ ------------- --------------------- ------------    --------------

Investment Income
Income:
  Dividends                    $  103,172    $  150,696     $  13,012        $   11,925       $  162,213           $2,295

  Foreign withholding tax on
   dividend  income                     0        (2,202)            0               (39)          (1,320)             (28)
  Interest                         12,626       352,569        24,543            33,512            3,493              670
                                   ------       -------        ------            ------            -----              ---
  Total Investment Income         115,798       501,063        37,555            45,398          164,386            2,937
                                  -------       -------        ------            ------          -------            -----
Expenses:
  Investment advisory fees         70,565        94,961        69,282            83,323           58,618            2,784
  Custodian fees                   29,085        76,231        64,420            57,317           31,309           15,399
  Legal and audit fees             21,965        21,965        23,165            23,165           21,965           13,100
  Insurance expense                 2,146         2,146         2,146             2,146            2,146                0
  Trustees' fees and expenses       5,786         5,786         5,786             5,786            5,786            4,071
  Other expenses                    1,300         1,300         1,300             1,300            1,300            1,229
                                    -----         -----         -----             -----            -----            -----
    Expenses before expense
     reimbursement and fee
     waivers                      130,847       202,389       166,099           173,037          121,124           36,583
    Fees waived by
     investment advisor (Note 3)        0             0             0                 0                0           (2,784)
    Expense reimbursement (Note 3)(39,841)      (39,079)      (46,956)          (51,145)          (4,813)         (29,012)
                                  -------       -------       -------           -------           ------          -------
     Net Expenses                  91,006       163,310       119,143           121,892          116,311            4,787
                                   ------       -------       -------           -------          -------            -----
Net Investment Income (Loss)       24,792       337,753       (81,588)          (76,494)          48,075           (1,850)
                                   ------       -------       -------           -------           ------           ------


Realized and Unrealized Gain
(Loss) on Investments

Net realized gain (loss) on
 securities and foreign
 currency transactions            394,464       319,379     2,884,292         4,967,989          536,565          (10,932)
Net change in unrealized
 appreciation (depreciation) of
 securities and  foreign
 currency transactions            (77,471)     (329,730)    3,759,213         3,871,787        1,011,348          171,227
                                  -------      --------     ---------         ---------        ---------          -------
Net Gain (Loss) on Investments    316,993       (10,351)    6,643,505         8,839,776        1,547,913          160,295
                                  -------       -------     ---------         ---------        ---------          -------

Net Increase  in Net Assets
 Resulting from Operations      $ 341,785     $ 327,402    $6,561,917       $ 8,763,282       $1,595,988       $  158,445
                                =========     =========    ==========       ===========       ==========       ==========

(1) For the period May 11, 1999 (Commencement of Operations) to December 31, 1999

                                                      See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets



                             Harris Associates                       MFS Total Return                      Strong Growth
                              Value Portfolio                           Portfolio                            Portfolio
                      -------------------------------------- ------------------------------------- ---------------------------------
                         Year Ended          Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                      December 31, 1999   December 31, 1998  December 31, 1999 December 31, 1998 December 31, 1999 December 31, 1998
                      -----------------   -----------------  -----------------------------------------------------------------------

Increase (Decrease) in Net Assets
 from Operations
Net investment income (loss) $  24,792        $  42,474            $ 337,753      $  249,468        $   (81,588)      $(24,628)
Net realized gain  on securities
 and foreign  currency
 transactions                  394,464          216,108              319,379         502,439          2,884,292        416,484
Net change in unrealized
 appreciation (depreciation) of
 securities  and foreign
 currency transactions         (77,471)        (106,044)            (329,730)        213,088          3,759,213      1,032,922
                               -------         --------             --------         -------          ---------      ---------
Net increase in net assets
 resulting  from operations    341,785          152,538              327,402         964,995          6,561,917      1,424,778
                               -------          -------              -------         -------          ---------      ---------


Distributions to Shareholders from:
Net investment income          (42,474)               0             (249,853)           (995)                 0              0
Net realized gain
 on investments               (296,898)               0             (507,236)        (37,096)        (1,651,631)      (194,821)
                              --------                -             --------         -------         ----------       --------
Total distributions           (339,372)               0             (757,089)        (38,091)        (1,651,631)      (194,821)

Share Transactions
Net proceeds from sale
 of shares                     907,367        4,529,342            2,725,942       5,544,537          4,211,902      3,036,477
Issued to shareholders in
 reinvestment of dividends     339,372                0              757,089          38,091          1,651,631        194,821
Cost of  shares repurchased (1,936,658)        (981,697)          (1,690,115)       (716,951)        (3,271,087)      (513,775)
                            ----------         --------           ----------        --------         ----------       --------
Net increase (decrease)
 from share transactions
 (Note 5)                     (689,919)       3,547,645            1,792,916       4,865,677          2,592,446      2,717,523
                              --------        ---------            ---------       ---------          ---------      ---------
Total Increase (Decrease) in
 Net Assets                   (687,506)       3,700,183            1,363,229       5,792,581          7,502,732      3,947,480
                              --------        ---------            ---------       ---------          ---------      ---------
Net Assets at Beginning
 of Period                   7,222,835        3,522,652           11,765,589       5,973,008          6,859,834      2,912,354
                             ---------        ---------           ----------       ---------          ---------      ---------
Net Assets at End
 of Period                  $6,535,329       $7,222,835          $13,128,818     $11,765,589        $14,362,566     $6,859,834
                            ==========       ==========          ===========     ===========        ===========     ==========
Accumulated undistributed net
 investment income (loss)
 included in net assets
 at end of period            $  24,792        $  42,474           $  333,862      $  249,860               $  0           $  0
                             =========        =========           ==========      ==========               ====           ====

                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets



                                    Robertson Stephens Diversified            Lexington Corporate              SAI Global
                                           Growth Portfolio                    Leaders Portfolio            Leaders Portfolio (1)
                                   ------------------------------------ ---------------------------------- ----------------------
                                      Year Ended        Year Ended        Year Ended        Year Ended            Period Ended
                                  December 31, 1999  December 31, 1998  December 31,1999 December 31, 1998      December 31,1999
                                  -----------------  -----------------  ----------------------------------      ----------------

Increase (Decrease) in Net Assets
 from Operations
Net investment income (loss)        $  (76,494)    $      (34,957)           $   48,075       $  52,006              $  (1,850)
Net realized gain (loss) on
 securities and foreign
 currency transactions               4,967,989            578,598               536,565          88,581                (10,932)
Net change in unrealized
 appreciation of securities and
 foreign currency transactions       3,871,787            423,882             1,011,348         492,161                171,227
                                     ---------            -------             ---------         -------                -------
Net increase in net assets
 resulting  from operations          8,763,282            967,523             1,595,988         632,748                158,445
                                     ---------            -------             ---------         -------                -------
Distributions to Shareholders from:
Net investment income                        0                  0               (52,006)              0                      0
Net realized gain on investments    (2,740,723)                 0               (89,495)        (14,110)                     0
                                    ----------                  -               -------         -------                      -
Total distributions                 (2,740,723)                 0              (141,501)        (14,110)                     0

Share Transactions
Net proceeds from sale of shares     2,744,479          2,763,953             1,571,204       4,506,043              1,380,335
Issued to shareholders in
 reinvestment of  dividends          2,740,723                  0               141,501          14,110                      0
Cost of  shares repurchased         (2,722,879)          (926,756)           (2,098,213)       (423,355)               (11,453)
                                    ----------           --------            ----------        --------                -------
Net increase (decrease) from
 share transactions (Note 5)         2,762,323          1,837,197              (385,508)      4,096,798              1,368,882
                                     ---------          ---------              --------       ---------              ---------
Total Increase in Net Assets         8,784,882          2,804,720             1,068,979       4,715,436              1,527,327
                                     ---------          ---------             ---------       ---------              ---------
Net Assets at Beginning of Period    6,256,867          3,452,147             8,168,741       3,453,305                      0
                                     ---------          ---------             ---------       ---------                      -
Net Assets at End of Period        $15,041,749         $6,256,867            $9,237,720     $ 8,168,741            $ 1,527,327
                                   ===========         ==========            ==========     ===========            ===========
Accumulated undistributed net
 investment income (loss)
 included in net assets at
 end of period                           $   0             $    0              $ 48,075       $  52,006                  $   0
                                         =====             ======              ========       =========                  =====

(1) For the period May 11, 1999 (Commencement of  Operations) to December 31, 1999

                                                                See Notes to Financial Statements


                                                                     LPT Variable Insurance Series Trust
                                                                          Financial Highlights
                                                              For a Share Outstanding Throughout the Period


                                                                                         Harris
                                                                             Associates Value Portfolio (1)
                                               ---------------------------------------------------------------------------------
                                                     Year Ended           Year Ended         Year Ended          Period Ended
                                                 December 31, 1999     December 31, 1998    December 31, 1997   December 31, 1996*
                                                 -----------------     -----------------    ----------------   ------------------


Net Asset Value, Beginning of Period                       $14.03            $13.45              $11.86              $10.00

Income from Investment Operations:
Net investment income (a)                                    0.05              0.10                0.08                0.10
Net realized and unrealized gain on investments              0.61              0.48                2.94                2.13
                                                             ----              ----                ----                ----
Total from investment operations                             0.66              0.58                3.02                2.23
                                                             ----              ----                ----                ----

Less Distributions:
Dividends from net investment income                        (0.09)             0.00               (0.05)              (0.10)
Distributions from net realized capital gains               (0.65)             0.00               (1.38)              (0.27)
                                                            -----              ----               -----               -----
Total distributions                                         (0.74)             0.00               (1.43)              (0.37)
                                                            -----              ----               -----               -----
Net Asset value, End of  Period                            $13.95            $14.03              $13.45              $11.86
                                                           ======            ======              ======              ======

Total Return ++                                             4.65%             4.31%              25.56%              20.39%
                                                            ====              ====               =====               =====

Ratios to Average Net Assets/Supplemental
   Data
Net assets, end of period (in 000's)                       $6,535            $7,223              $3,523              $1,421
Ratio of operating expenses to average net assets           1.29%             1.29%               1.29%              1.26%+
Ratio of net investment income to average net assets        0.35%             0.75%               0.56%              1.01%+
Portfolio turnover rate                                    22.47%            49.83%              84.94%             41.08%
Ratio of operating expenses to average net
  assets before expense reimbursements                      1.85%             1.85%               4.22%              7.55%+
Net investment income (loss) per share before
  expense reimbursements (a)                              $(0.03)             $0.03             $(0.32)             $(0.52)


+   Annualized
++  Total returns represent aggregate total return for the years ended December 31, 1999, 1998 and 1997 and for the period February
    9, 1996 (effective date) to  December 31, 1996, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.
(1) Formerly MAS Value Portfolio (Note 1)
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996



                                                                      See Notes to Financial Statements

                                                                     LPT Variable Insurance Series Trust
                                                                            Financial Highlights
                                                                For a Share Outstanding Throughout the Period




                                                                          MFS Total Return Portfolio
                                             --------------------------------------------------------------------------------------
                                                  Year Ended             Year Ended             Year Ended            Period Ended
                                               December 31, 1999      December 31, 1998      December 31, 1997    December 31, 1996*
                                               -----------------      -----------------      -----------------    ------------------

Net Asset Value, Beginning of Period                    $14.28                 $12.80                 $10.90                $10.00

Income from Investment Operations:
Net investment income (a)                                 0.38                   0.37                   0.35                  0.25
Net realized and unrealized gain on investments           0.02                   1.16                   1.95                  0.85
                                                          ----                   ----                   ----                  ----
Total from investment operations                          0.40                   1.53                   2.30                  1.10
                                                          ----                   ----                   ----                  ----

Less Distributions:
Dividends from net investment income                     (0.28)                  0.00                  (0.19)                (0.20)
Distributions from net realized capital gains            (0.57)                 (0.05)                 (0.21)                (0.00)
                                                         -----                  -----                  -----                 -----
Total distributions                                      (0.85)                 (0.05)                 (0.40)                (0.20)
                                                         -----                  -----                  -----                 -----
Net Asset Value, End of Period                          $13.83                 $14.28                 $12.80                $10.90
                                                        ======                 ======                 ======                ======

Total Return ++                                          2.92%                 11.98%                 21.18%                 9.81%
                                                         ====                  =====                  =====                  ====

Ratios to Average Net Assets/Supplemental
   Data

Net assets, end of period (in 000's)                   $13,129                $11,766                 $5,973                $1,529
Ratio of operating expenses to average net assets        1.29%                  1.29%                  1.29%                1.26%+
Ratio of net investment income to average net assets     2.67%                  2.72%                  2.80%                2.59%+
Portfolio turnover rate                                109.20%                126.29%                103.75%                53.91%
Ratio of operating expenses to average net
  assets before expense reimbursements                   1.60%                  1.87%                  3.88%                7.84%+
Net investment income (loss) per share
 before expense reimbursements (a)                       $0.34                  $0.29                  $0.03               $(0.38)

+    Annualized
++   Total returns represent aggregate total return for the years ended December 31,1999, 1998 and 1997 and for the period February
     9,1996 (effective date) to  December 31, 1996, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a)  Based on the average of the daily shares outstanding throughout the year.
*    For the period January 31, 1996 (Commencement of Operations) to December 31, 1996



                                                                           See Notes to Financial Statements

                                                   LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period




                                                                                Strong Growth Portfolio
                                                 -----------------------------------------------------------------------------------
                                                       Year Ended            Year Ended           Year Ended           Period Ended
                                                  December 31, 1999     December 31, 1998    December 31, 1997    December 31, 1996*
                                                  -----------------     -----------------    -----------------    ------------------

Net Asset Value, Beginning of Period                  $17.06               $13.47                 $11.92                $10.00

Income from investment operations:
Net investment income (loss) (a)                       (0.18)               (0.08)                 (0.04)                 0.25
Net realized and unrealized gain on
 investments                                           13.79                 4.17                   3.07                  2.49
                                                       -----                 ----                   ----                  ----
Total from investment operations                       13.61                 4.09                   3.03                  2.74
                                                       -----                 ----                   ----                  ----


Less distributions:
Dividends from net investment income                    0.00                 0.00                   0.00                 (0.22)
Distributions from net realized capital gains          (3.31)               (0.50)                 (1.48)                (0.60)
                                                       -----                -----                  -----                 -----
Total distributions                                    (3.31)               (0.50)                 (1.48)                (0.82)
                                                       -----                -----                  -----                 -----
Net Asset Value, End of Period                        $27.36               $17.06                 $13.47                $11.92
                                                      ======               ======                 ======                ======

Total return ++                                       81.45%               30.43%                 25.56%                20.27%
                                                      =====                =====                  =====                 =====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)                 $14,363               $6,860                 $2,912               $1,513
Ratio of operating expenses to average net assets      1.29%                1.29%                  1.29%               1.26%+
Ratio of net investment income (loss) to average
  net assets                                          (0.88%)             (0.53%)                (0.26%)               2.25%+
Portfolio turnover rate                               342.87%             275.16%                270.11%              422.67%
Ratio of operating expenses to average net
  assets before expense reimbursements                  1.80%               2.39%                  4.44%               7.09%+
Net investment income (loss) per share before
  expense reimbursements (a)                          $(0.28)             $(0.24)                $(0.46)              $(0.39)

+   Annualized
++  Total returns represent aggregate total return for the years ended December 31, 1999, 1998 and 1997 and for the period February
    9, 1996 (effective date) to  December 31, 1996, respectively.  The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                                                                          See Notes to Financial Statements

                                                                     LPT Variable Insurance Series Trust
                                                                             Financial Highlights
                                                                For a Share Outstanding throughout the Period


                                                                  Robertson Stephens Diversified Growth Portfolio (1)
                                                 -----------------------------------------------------------------------------------
                                                      Year Ended             Year Ended           Year Ended          Period Ended
                                                  December 31, 1999     December 31, 1998    December 31, 1997    December 31, 1996*
                                                  -----------------     -----------------    -----------------    ------------------

Net Asset Value, Beginning of Period                       $12.00                $10.22                 $8.58               $10.00
Income from investment operations:
Net investment income (loss) (a)                            (0.14)                (0.08)                (0.07)                2.10
Net realized and unrealized gain (loss) on investments      15.96                  1.86                  1.71                (1.69)
                                                            -----                  ----                  ----                -----
Total from investment operations                            15.82                  1.78                  1.64                 0.41
                                                            -----                  ----                  ----                 ----
Less distributions:
Dividends from net investment income                         0.00                  0.00                  0.00                (1.83)
Distributions from net realized capital gains               (4.77)                 0.00                  0.00                (0.00)
                                                            -----                  ----                  ----                -----
Total distributions                                         (4.77)                 0.00                  0.00                (1.83)
                                                            -----                  ----                  ----                -----

Net Asset Value, End of Period                             $23.05                $12.00                $10.22                $8.58
                                                           ======                ======                ======                =====

Total return ++                                           137.04%                17.42%                19.12%                2.42%
                                                          ======                 =====                 =====                 ====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)                      $15,042                $6,257                $3,452               $1,441
Ratio of operating expenses to average net assets           1.39%                 1.39%                 1.39%               1.36%+
Ratio of net investment income (loss) to average
 net assets                                               (0.87%)               (0.73%)               (0.72%)              20.30%+
Portfolio turnover rate                                   480.03%               381.64%               234.54%            2,242.85%
Ratio of operating expenses to average net
 assets before expense reimbursements                       1.97%                 2.37%                 4.53%               7.02%+
Net investment income (loss) per share before
 expense reimbursements (a)                               $(0.24)               $(0.18)               $(0.35)                $1.51

+   Annualized
++  Total returns represent aggregate total return for the years ended December 31, 1999, 1998 and 1997 and for the period February
    9, 1996 (effective date) to December 31, 1996, respectively. The total returns would have been lower if certain expenses had not been reimbursed  by London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.
(1) Formerly Berkeley Smaller Companies Portfolio (Note 1).
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                                                                 See Notes to Financial Statements

                                                           LPT Variable Insurance Series Trust
                                                                 Financial Highlights
                                                      For a Share Outstanding Throughout the Period



                                                                                                                SAI Global Leaders
                                               Lexington Corporate Leaders Portfolio                               Portfolio
                                  --------------------------------------------------------------------------------------------------
                                      Year Ended           Year Ended        Year Ended        Period Ended        Period Ended
                                  December 31, 1999      December 31, 1998 December 31, 1997  December 31, 1996* December 31, 1999**
                                  -----------------    ------------------- -----------------  --------------------------------------


Net Asset Value, Beginning of Period       $14.97              $13.39             $11.44            $10.00            $10.00

Income from Investment Operations:
Net investment income (loss) (a)             0.09                0.12               0.13              0.14             (0.03)
Net realized and unrealized gain on
 investments                                 2.91                1.49               2.70              1.42              1.73
                                             ----                ----               ----              ----              ----
Total from investment operations             3.00                1.61               2.83              1.56              1.70
                                             ----                ----               ----              ----              ----
Less distributions:
Dividends from net investment income        (0.10)               0.00              (0.08)            (0.12)             0.00
Distributions from net realized capital
 gains                                      (0.17)              (0.03)             (0.80)            (0.00)             0.00
                                            -----               -----              -----             -----              ----
Total distributions                         (0.27)              (0.03)             (0.88)            (0.12)             0.00
                                            -----               -----              -----             -----              ----
Net Asset Value, End of Period             $17.70              $14.97             $13.39            $11.44            $11.70
                                           ======              ======             ======            ======            ======

Total Return ++                            20.05%              12.04%             24.71%            12.84%            17.00%
                                           =====               =====              =====             =====             =====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)       $9,238              $8,169             $3,453            $1,323            $1,527
Ratio of operating expenses to average net
 assets                                     1.29%               1.29%              1.29%            1.26%+            1.29%+
Ratio of net investment income (loss) to
 average net assets                         0.53%               0.87%              0.99%            1.40%+          (0.50%)+
Portfolio turnover rate                    10.06%               7.08%             35.69%             0.00%            12.36%
Ratio of operating expenses to average net
 assets before expense reimbursements and
 fee waivers                                1.34%               1.60%              4.08%            6.86%+            9.86%+
Net investment income (loss) per share before
 expense reimbursements (a)                 $0.08               $0.08            $(0.24)           $(0.41)           $(0.61)

+   Annualized
++  Total returns represent aggregate total return  for  the years ended December 31, 1999, 1998 and 1997 and for the period
    February 9, 1996 (effective date) to  December 31, 1996, respectively, for the Lexington Corporate Leaders Portfolio. Total
    return for SAI Global Leaders Portfolio is not annualized. The total returns would have been lower if certain expenses had not been reimbursed and waived by London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996
**  For the period May 11, 1999 (Commencement of Operations) to December 31, 1999

                                                                See Notes to Financial Statements

                                           LPT Variable Insurance Series Trust
                                            Harris Associates Value Portfolio
                                                 Schedule of Investments
                                                    December 31, 1999
                                                                                     Value
Shares                                                                              (Note 2)
------                                                                              --------

COMMON STOCKS - 88.97%
         Consumer Non-Durables - 14.15%
  9,000  Liz Claiborne, Inc. .....................................................$338,625
 22,000  Mattel, Inc. .............................................................288,750
  6,000  Nike, Inc. ...............................................................297,375
                                                                                  --------
                                                                                   924,750
                                                                                   -------

         Financial Services - 11.50%
  4,600  MGIC Investment Corporation...............................................276,863
  8,000  NOVA Corporation   +......................................................252,500
  8,550  Washington Mutual, Inc. ..................................................222,300
                                                                                  --------
                                                                                   751,663
                                                                                   -------
         Broadcasting & Publishing - 9.74%
  9,200  Central Newspapers, Inc. .................................................362,250
  9,300  Dun & Bradstreet Corporation..............................................274,350
                                                                                  --------
                                                                                   636,600
                                                                                   -------
         Consumer Basics - 9.46%
  4,950  Black & Decker Corporation................................................258,637
  9,600  Dial Corporation..........................................................233,400
  5,443  Philip Morris Companies, Inc. ............................................126,209
                                                                                  --------
                                                                                   618,246
                                                                                   -------
         General Business - 6.16%
  8,000  ACNielsen Corporation  +..................................................197,000
  4,700  H & R Block, Inc. ........................................................205,625
                                                                                  --------
                                                                                   402,625
                                                                                   -------
         Electronics - 5.74%
  5,600  Electronic Data Systems Corporation.......................................374,850
                                                                                  --------
         Drugs & Health Care - 4.86%
  7,500  Chiron Corporation   +....................................................317,813
                                                                                  --------
         Conglomerates - 4.50%
  8,800  ITT Industries, Inc. .....................................................294,250
                                                                                  --------
         Consumer Discretionary - 4.15%
  8,200  Fortune Brands, Inc. .....................................................271,112
                                                                                  --------
         Capital Goods - 4.02%
  6,500  Cooper Industries, Inc. ..................................................262,844
                                                                                  --------
         Autos & Transportation - 4.00%
  3,600  Eaton Corporation.........................................................261,450
                                                                                  --------
         Real Estate - 3.61%
 18,400  Catellus Development Corporation   +......................................235,750
                                                                                  --------
                                            See Notes to Financial Statements

                                           LPT Variable Insurance Series Trust
                                            Harris Associates Value Portfolio
                                           Schedule of Investments (Continued)
                                                    December 31, 1999
                                                                                    Value
Shares                                                                            (Note 2)
------                                                                            --------
COMMON STOCKS - (Continued)
          Construction Materials - 3.61%
   5,000  USG Corporation..........................................................$235,625
                                                                                   --------
          Chemicals - 3.47%
  10,300  Ferro Corporation.........................................................226,600
                                                                                   --------
          Total Common Stocks (Cost $5,674,431)...................................5,814,178
                                                                                 ----------
Principal
Amount
------
SHORT-TERM OBLIGATIONS - 11.47%
           U.S. Treasury Bill - 9.17%
$600,000   2.90%, due 01/06/00 (Cost $599,758)......................................599,758
                                                                                   --------
           Repurchase Agreement - 2.30%
 150,000   Repurchase Agreement with State Street Bank and Trust Company, dated 12/31/99 at 2.50%, due 01/03/00, maturity value $150,031
           (collateralized by U.S. Treasury Bond, 9.25%, due 02/15/16, par value
           $125,000; market value $158,906) (Cost $150,000).........................150,000
                                                                                   --------
           Total Short-Term Obligations (Cost $749,758).............................749,758
                                                                                   --------
TOTAL INVESTMENTS (COST $6,424,189*)............................100.44%          $6,563,936
OTHER ASSETS AND LIABILITIES (NET)...............................(0.44)             (28,607)
                                                                 -----              -------
NET ASSETS......................................................100.00%          $6,535,329
                                                               =======           ==========

* Aggregate cost for Federal tax purposes (Note 4)
+ Non-income producing security
                                            See Notes to Financial Statements

                                           LPT Variable Insurance Series Trust
                                               MFS Total Return Portfolio
                                                 Schedule of Investments
                                                    December 31, 1999
                                                                                     Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - 54.73%
         Financial Services - 12.43%
   920   Allstate Corporation........................................................$22,080
   206   American Express Company.....................................................34,247
   415   American International Group, Inc. ..........................................44,872
   900   AON Corporation .............................................................36,000
 2,720   AXA Financial, Inc. .........................................................92,140
   400   AXA SA.......................................................................55,767
 1,389   Bank of America Corporation..................................................69,710
 1,500   Bank of New York Company, Inc. ..............................................60,000
   850   Bank One Corporation.........................................................27,253
   800   Chubb Corporation............................................................45,050
 1,050   CIGNA Corporation............................................................84,591
 1,930   Citigroup, Inc. ............................................................107,236
 1,795   A.G. Edwards, Inc. ..........................................................57,552
   500   Federal Home Loan Mortgage Corporation.......................................23,531
 3,240   The Hartford Financial Services Group, Inc. ................................153,495
 1,813   ING Groep NV ...............................................................109,470
   745   Jefferson Pilot Corporation..................................................50,846
 2,720   Lincoln National Corporation................................................108,800
   400   Marsh & McLennan Companies, Inc. ............................................38,275
 2,120   Mellon Bank Corporation......................................................72,212
   540   Merrill Lynch & Company, Inc. ...............................................45,090
 1,660   PNC Bank Corporation.........................................................73,870
 1,890   Reliastar Financial Corporation..............................................74,064
 2,800   St. Paul Companies, Inc. ....................................................94,325
   700   State Street Corporation.....................................................51,144
                                                                                     -------
                                                                                   1,631,620
                                                                                   ---------
         Energy - 7.58%
   400   Apache Corporation...........................................................14,775
 4,388   BP Amoco PLC, ADR...........................................................260,263
   410   Chevron Corporation..........................................................35,516
 2,800   Conoco, Inc..................................................................69,300
   400   CONSOL Energy, Inc............................................................4,050
 1,400   Devon Energy Corporation.....................................................46,025
 1,520   El Paso Energy Corporation...................................................58,995
 2,120   Exxon Mobil Corporation.....................................................170,793
 2,700   Halliburton Company.........................................................108,675
 3,980   Noble Drilling Corporation    +.............................................130,345
 1,010   Royal Dutch Petroleum Company................................................61,042
   130   Texaco, Inc. .................................................................7,061
   860   Unocal Corporation ..........................................................28,864
                                                                                     -------
                                                                                     995,704
                                                                                     -------
                                               See Notes to Financial Statements

                                                LPT Variable Insurance Series Trust
                                                    MFS Total Return Portfolio
                                                Schedule of Investments (Continued)
                                                         December 31, 1999
                                                                                      Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
         Communications - 5.19%
   730   AT&T Corporation............................................................$37,048
   300   Alltel Corporation...........................................................24,806
   860   Bell Atlantic Corporation....................................................52,944
 3,180   GTE Corporation.............................................................224,389
 1,010   Nippon Telegraph & Telephone Corporation.....................................86,986
 2,740   SBC Communications, Inc. ...................................................133,575
   600   Sprint Corporation   ........................................................40,387
   650   Telephone & Data Systems, Inc. ..............................................81,900
                                                                                     -------
                                                                                     682,035
                                                                                     -------
         Utilities - 4.82%
   700   CMS Energy Corporation.......................................................21,831
 1,710   Carolina Power & Light Company...............................................52,048
 4,080   Coastal Corporation........................................................ 144,585
   770   Columbia Energy Group........................................................48,702
 1,200   Duke Energy Company..........................................................60,150
 1,080   Eastern Enterprises..........................................................62,032
   600   FirstEnergy Corporation......................................................13,613
   200   GPU, Inc. ....................................................................5,987
 1,320   Pinnacle West Capital Corporation............................................40,343
 1,700   National Fuel Gas Company....................................................79,050
 1,296   Sierra Pacific Resources.....................................................22,437
   410   Texas Utilities Company......................................................14,581
 1,000   Washington Gas & Light Company...............................................27,500
 1,310   Williams Companies, Inc. ....................................................40,037
                                                                                     -------
                                                                                     632,896
                                                                                     -------

         Consumer Discretionary - 3.67%
   400   Anheuser Busch Companies, Inc. ..............................................28,350
   510   Dayton Hudson Corporation....................................................37,453
 7,100   Diageo. .....................................................................56,655
   100   Eastman Kodak Company.........................................................6,625
 1,520   Fortune Brands, Inc. ........................................................50,255
 2,140   Harrah's Entertainment, Inc.    +............................................56,576
   600   Hilton Hotels Corporation.....................................................5,775
 2,600   Kroger Company   +...........................................................49,075
   450   MGM Grand, Inc.   ...........................................................22,641
 1,850   McDonald's Corporation.......................................................74,578

                                                See Notes to Financial Statements

                                                LPT Variable Insurance Series Trust
                                                     MFS Total Return Portfolio
                                                Schedule of Investments (Continued)
                                                       December 31, 1999
                                                                                      Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
        Consumer Discretionary - (Continued)
1,400   Safeway, Inc.    +...........................................................$49,788
1,510   Walt Disney Company...........................................................44,168
                                                                                     -------
                                                                                     481,939
                                                                                     -------
         Broadcasting & Publishing - 3.39%
1,530    Gannett, Inc............................................................... 124,791
  400    MediaOne Group, Inc. ........................................................30,725
2,200    New York Times Company, Class A.............................................108,075
1,820    Time Warner, Inc. ..........................................................131,836
  900    Tribune Company..............................................................49,556
                                                                                     -------
                                                                                     444,983
                                                                                     -------
         Consumer Staples - 2.69%
5,026    Archer Daniels Midland Company...............................................61,254
  550    Bestfoods....................................................................28,909
1,320    General Mills, Inc. .........................................................47,190
  600    Hershey Foods Corporation....................................................28,500
  700    McCormick & Company, Inc. ...................................................20,825
   52    Nestle SA ...................................................................95,261
1,090    Quaker Oats Company .........................................................71,531
                                                                                     -------
                                                                                     353,470
                                                                                     -------
         Materials and Processing - 2.64%
2,885    Akzo Nobel NV ..............................................................144,729
  441    ALCOA, Inc. .................................................................36,603
  140    Dow Chemical Company ........................................................18,707
1,900    Engelhard Corporation .......................................................35,863
  450    International Paper Company .................................................25,397
2,100    Rohm & Haas Company .........................................................85,444
                                                                                     -------
                                                                                     346,743
                                                                                     -------
         Electronics - 2.38%
  100    Agilent Technologies, Inc.    +...............................................7,731
1,470    Honeywell International, Inc. ...............................................84,801
1,380    Motorola, Inc. .............................................................203,205
  656    Raytheon Company, Class A....................................................16,277
                                                                                     -------
                                                                                     312,014
                                                                                     -------
         Capital Goods - 2.38%
  800    Deere & Company..............................................................34,700
1,920    Emerson Electric Company....................................................110,160
  150    General Electric Company.....................................................23,212

                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1999
                                                                                     Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
         Capital Goods - (Continued)
  250    W. W. Grainger, Inc. ......................................................$11,953
5,000    Hitachi.....................................................................80,258
  500    Ingersoll Rand Company......................................................27,531
  250    PPG Industries, Inc. .......................................................15,641
  210    Tyco International, Ltd. ....................................................8,164
                                                                                     ------
                                                                                    311,619
                                                                                    -------
         Basic Industry - 1.71%
1,600    Bowater, Inc. ..............................................................86,900
1,470    Champion International Corporation..........................................91,048
  710    Kimberly Clark Corporation..................................................46,328
                                                                                    -------
                                                                                    224,276
                                                                                    -------
         Computer & Business Equipment - 1.42%
  590    Hewlett Packard Company.....................................................67,223
  855    International Business Machines Corporation.................................92,340
1,160    Xerox Corporation...........................................................26,317
                                                                                    -------
                                                                                    185,880
                                                                                    -------

         Autos & Transportation - 1.36%
  980    Burlington Northern Santa Fe Corporation....................................23,765
  680    Canadian National Railway Company...........................................17,893
1,414    Ford Motor Company..........................................................75,561
4,000    Fuji Heavy Industries.......................................................27,405
6,000    Mitsubishi Motor Corporation................................................20,495
  190    United Parcel Service of America, Inc. .....................................13,110
                                                                                    -------
                                                                                    178,229
                                                                                    -------
         Drugs & Health Care - 1.27%
1,120    American Home Products Corporation..........................................44,170
  250    Baxter International, Inc. .................................................15,703
  280    Bristol Myers Squibb Company................................................17,973
1,250    Pharmacia & Upjohn, Inc. ...................................................56,250
  500    SmithKline Beecham, PLC, ADR................................................32,219
                                                                                    -------
                                                                                    166,315
                                                                                    -------
         Aerospace - 1.18%
2,370    TRW, Inc...................................................................123,092
  500    United Technologies Corporation.............................................32,500
                                                                                    -------
                                                                                    155,592
                                                                                    -------
         Consumer Cyclical - 0.40%
3,300    Delphi Automotive Systems Corporation.......................................51,975
                                                                                    -------

                                      See Notes to Financial Statements

                                     LPT Variable Insurance Series Trust
                                          MFS Total Return Portfolio
                                      Schedule of Investments (Continued)
                                             December 31, 1999
                                                                                      Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
         Consumer Non-Cyclical - 0.17%
    500  Seagram Company, Ltd. .....................................................$22,500
                                                                                    -------
         Real Estate - 0.05%
    230  Boston Properties, Inc. .....................................................7,159
                                                                                     ------
         Total Common Stocks (Cost $6,639,175)....................................7,184,949
                                                                                 ----------

PREFERRED STOCKS - 2.05%
    900  Apache Corporation..........................................................31,950
  1,000  CMS Energy Corporation .....................................................33,875
    749  CVS Automatic Com Exchange Securities Trust.................................53,366
  1,000  El Paso Energy Capital Trust 1 .............................................50,375
  2,000  Lincoln National Corporation ...............................................44,000
  1,000  Owens Illinois, Inc. .......................................................31,250
    550  Texas Utilities Company.....................................................23,994
                                                                                    -------
         Total Preferred Stocks (Cost $290,465).....................................268,810
                                                                                   --------

Principal
Amount
------
CORPORATE BONDS AND NOTES - 22.70%
$44,000  AFLAC, Inc., 6.50%, due 04/15/2009..........................................40,374
  9,000  AT&T Capital Corporation, 6.25%, due 05/15/2001..............................8,914
 12,000  AT&T Corporation, 6.50%, due 03/15/2029.....................................10,280
 17,000  Amerco, 7.85%, due 05/15/2003.............................................. 16,220
 12,000  American Airlines, 6.855%, due 04/15/2009...................................11,827
 18,000  Aristar, Inc., 7.375%, due 09/01/2004.......................................17,914
 19,000  Aristar, Inc., 7.25%, due 06/15/2006........................................18,589
 34,000  Associates Corporation of North America, 5.50%, due 02/15/2004..............31,920
 16,000  Atlantic Mutual Insurance Company, 144A, 8.15%, due 02/15/2028..............12,008
 25,000  B E Aerospace Company,  8.00%, due 03/01/2008 ..............................21,562
 21,000  Beaver Valley II Funding Corporation, 9.00%, due 06/01/2017.................20,788
 16,000  Belo AH Corporation, 7.75%, due 06/01/2027..................................15,227
 15,000  Building Materials Corporation of America, 8.00%, due 12/01/2008............13,575
 13,000  CMS Energy Corporation, 8.00%, due 07/01/2001...............................12,848
  9,000  CMS Energy Corporation, 8.375%, due 07/01/2003...............................8,797
100,000  CMS Energy Corporation, 6.75%, due 01/15/2004...............................92,707
 10,000  Calenergy, Inc., 7.23%, due 09/15/2005.......................................9,744

                                         See Notes to Financial Statements

                                        LPT Variable Insurance Series Trust
                                            MFS Total Return Portfolio
                                        Schedule of Investments (Continued)
                                                December 31, 1999
Principal                                                                          Value
Amount                                                                           (Note 2)
------                                                                           --------
CORPORATE BONDS AND NOTES (Continued)
$200,000 Century Communications Corporation, 0.00%, due 01/15/2008................$86,000
  10,000 Chancellor Media Corporation, 8.75%, due 06/15/2007.......................10,200
  17,000 Chase Commercial Mortgage Securities Corporation,
         6.39%, due 11/18/2008.....................................................15,822
  25,000 Chase Manhattan Corporation, 6.75%, due 12/01/2004........................25,408
  13,000 Cleveland Electric Illuminating Company, 7.67%, due 07/01/2004............12,804
   7,000 Cleveland Electric Illuminating Company, Secured Note, 144A,
         7.88%, due 11/01/2017......................................................6,639
  99,000 Cleveland Electric Illuminating Company, 9.00%, due 07/01/2023...........103,905
  28,000 Coastal Corporation, 6.20%, due 05/15/2004................................26,569
  27,000 Commonwealth Edison Company, 8.50%, due 07/15/2022........................28,025
  65,000 Connecticut Light & Power Company, 7.875%, due 10/01/2024.................65,435
  17,000 Conseco Financial Corporation, 10.25%, due 06/01/2002.....................17,566
  12,000 Conseco Inc.,6.40%, due 06/15/2001........................................11,636
  53,816 Continental Airlines, 6.648%, due 09/15/2017..............................48,823
   5,000 Continental Airlines, 6.545%, due 02/02/2019...............................4,544
  16,000 Cooper Tire & Rubber Company, 7.25%, due 12/16/2002.......................15,823
  10,000 Countrywide Funding Corporation, 6.25%, due 04/15/2009.....................9,026
 100,000 Crimi Mae Commercial Mortgage Trust, 144A, 7.00%, due 03/02/2011..........83,562
  34,000 Daimler Chrysler N A Holding Corporation, 6.63%, due 09/21/2001...........33,839
   5,000 Daimler Chrysler N A Holding Corporation, 7.20%, due 09/01/2009............4,911
  12,000 John Deere Capital Corporation, 7.00%, due 10/15/2002.....................11,959
   9,000 Eaton Corporation, 6.95%, due 11/15/2004...................................8,802
   9,000 El Paso Electric Company, 8.25%, due 02/01/2003............................9,160
  16,000 Entergy Mississippi, Inc., 6.20%, due 05/01/2004..........................15,102
  10,000 Federal Mogul Corporation, 7.50%, due 07/01/2004...........................9,463
  39,000 Federated Department Stores, Inc., 8.50%, due 06/15/2003..................40,080
   5,000 Federated Department Stores, Inc., 6.30%, due 04/01/2009...................4,546
  31,000 Ford Credit Auto Owner Trust, 6.20%, due 04/15/2002.......................30,884
  68,000 Ford Motor Credit Company, 6.70%, due 07/16/2004..........................66,601
  16,000 Ford Motor Credit Company, 7.375%, due 10/28/2009.........................15,796
  12,000 Ford Motor Company, 6.625%, due 10/01/2028................................10,410
  22,000 Ford Motor Company, 7.45%, due 07/16/2031.................................21,165
  20,000 FrontierVision Operation Partnership, LP, 11.00%, due 10/15/2006..........21,200
   7,610 GGIB Funding Corporation, Secured Lease Obligation Bond,
         7.43%, due 01/15/2011......................................................7,369
  38,000 GS Escrow Corporation, 6.75%, due 08/01/2001..............................36,626

                                      See Notes to Financial Statements

                                     LPT Variable Insurance Series Trust
                                         MFS Total Return Portfolio
                                     Schedule of Investments (Continued)
                                               December 31, 1999
Principal                                                                          Value
Amount                                                                           (Note 2)
------                                                                           --------
CORPORATE BONDS AND NOTES (Continued)
  $4,000 GS Escrow Corporation, 7.125%, due 08/01/2005.............................$3,595
   9,000 General Electric Capital Corporation, 8.85%, due 03/01/2007................9,756
  16,000 General Electric Capital Corporation, 8.625%, due 06/15/2008..............17,286
  25,000 General Motors Acceptance Corporation, 6.75%, due 12/10/2002..............24,698
  14,000 General Motors Acceptance Corporation, 5.95%, due 03/14/2003..............13,481
   8,000 General Motors Corporation, 9.40%, due 07/15/2021..........................9,282
 110,000 Georgia Pacific Corporation, 9.50%, due 05/15/2022.......................117,048
   7,000 Georgia Pacific Corporation, 7.25%, due 06/01/2028.........................6,292
 106,000 Georgia Pacific Corporation, 7.75%, due 11/15/2029.......................101,012
 100,000 Goldman Sachs Group, LP, 144A, 5.90%, due 01/15/2003......................95,897
  30,000 Gulf Canada Resources Ltd., 9.25%, due 01/15/2004.........................29,634
  58,000 Hearst Argyle Television, Inc., 7.50%, due 11/15/2027.....................53,603
   8,000 Tommy Hilfiger USA, Inc., 6.50%, due 06/01/2003............................7,586
   9,000 Illinois Power Supply, 5.26%, due 06/25/2003...............................8,863
  23,000 Jones Apparel Group, Inc., 6.25%, due 10/01/2001..........................22,451
  18,000 Lear Corporation, 144A, 7.96%, due 05/15/2005.............................17,329
  10,000 Marsh Supermarkets, Inc., 8.875%, due 08/01/2007...........................9,700
  20,000 McDermott, Inc., 9.375%, due 03/15/2002...................................19,988
  15,000 MidAmerican Funding, LLC, 144A, 5.85%, due 03/01/2001.....................14,805
  23,000 MidAmerican Funding, LLC, 144A, 6.927%, due 03/01/2029....................19,903
  49,473 Midland Funding Corporation, Senior Secured Lease Bond,
         Series C, 10.33%, due 07/23/2002 .........................................50,908
  22,000 Morgan Stanley Group, Inc., 7.125%, due 01/15/2003........................21,983
   5,000 Nabisco, Inc., 6.375%, due 02/01/2035......................................4,644
   8,000 News America, Inc., 6.703%, due 05/21/2004.................................7,641
  37,805 Niagara Mohawk Power Corporation, 7.25%, due 10/01/2002...................37,678
   3,780 Niagara Mohawk Power Corporation, 7.625%, due 10/01/2005...................3,770
  10,000 Niagara Mohawk Power Corporation, 8.75%, due 04/01/2022....................9,907
   5,000 Niagara Mohawk Power Corporation, 8.50%, due 07/01/2023....................4,831
  20,000 Nortek, Inc., 9.25%, due 03/15/2007.......................................19,550
   3,543 Northeast Utilities, 8.58%, due 12/01/2006.................................3,570
  14,000 Northwest Airlines, Inc., 7.575%, due 03/01/2019..........................13,446
  18,000 Occidental Petroleum Corporation, 6.40%, due 04/01/2003...................17,355
  10,000 Outdoor Systems, Inc., 8.875%, due 06/15/2007.............................10,312
  10,000 Owens Illinois, Inc., 8.10%, due 05/15/2007................................9,449
   9,000 Protection One Alarm Monitor, Inc., 7.375%, due 08/15/2005.................7,155
   9,000 Providian Capital I, 144A, 9.525%, due 02/01/2027..........................7,627
  27,000 Qwest Communications International, Inc., 7.50%, due 11/01/2008...........26,249

                                    See Notes to Financial Statements

                                   LPT Variable Insurance Series Trust
                                        MFS Total Return Portfolio
                                   Schedule of Investments (Continued)
                                            December 31, 1999

Principal                                                                         Value
Amount                                                                           (Note 2)
------                                                                           --------
CORPORATE BONDS AND NOTES (Continued)
 $99,935 RGS Aegco Funding Corporation, 9.81%, due 12/07/2022....................$110,715
   5,000 Raytheon Company, 7.20%, due 08/15/2027....................................4,458
  40,000 Residential Accredit Loans, Inc., 6.75%, due 10/25/2028...................37,431
  21,000 Rite Aid Corporation, 144A, 6.00%, due 10/01/2003.........................14,490
   3,000 Rite Aid Corporation, 7.125%, due 01/15/2007...............................2,280
   7,000 Saks, Inc., 7.25%, due 12/01/2004..........................................6,664
  60,000 Salton Sea Funding Group Corporation, Senior Secured Bond,
         7.84%, due 05/30/2010.....................................................57,114
  43,108 Seabrook 1, Secured Lease Obligation Bond, 7.83%, due 01/01/2019..........41,947
  23,000 Joseph E. Seagram & Sons, Inc., 5.79%, due 04/15/2001.....................22,576
  35,000 Joseph E. Seagram & Sons, Inc., 6.40%, due 12/15/2003.....................33,740
  24,000 Joseph E. Seagram & Sons, Inc., 7.50%, due 12/15/2018.....................22,740
   8,000 Joseph E. Seagram & Sons, Inc., 7.60%, due 12/15/2028......................7,533
   7,000 Socgen Real Estate Company, LLC, 144A, 7.64%, due 12/29/2049...............6,317
  34,000 Sprint Capital Corporation, 6.50%, due 11/15/2001.........................33,710
  42,000 Sprint Capital Corporation, 5.875%, due 05/01/2004........................39,612
  19,000 Sprint Capital Corporation, 6.375%, due 05/01/2009........................17,476
  36,000 Sprint Capital Corporation, 6.90%, due 05/01/2019.........................32,741
  18,000 SunAmerica Institutional, 5.75%, due 02/16/2009...........................16,065
  59,000 TCI Communications Financing III, Capital Securities,
         9.65%, due 03/31/2027.....................................................64,863
  12,000 TRW, Inc., 7.125%, due 06/01/2009.........................................11,522
  12,000 TXU Eastern Funding Company, 6.15%, due 05/15/2002........................11,694
  13,000 Tennessee Gas Pipeline Company, 7.625%, due 04/01/2037....................12,126
   5,000 Texas Gas Transmission Corporation, 7.25%, due 07/15/2027..................4,486
  10,000 Texas Utilities Company, 5.94%, due 10/15/2015.............................9,830
  43,000 Time Warner, Inc., Pass-thru Asset Trust, 144A, 6.10%, due 12/30/2001.....42,147
  17,000 Time Warner Entertainment Company, LP, 10.15%, due 05/01/2012.............19,917
   9,000 Union Pacific Corporation, 5.78%, due 10/15/2001...........................8,795
  15,000 Union Pacific Corporation, 6.34%, due 11/25/2003..........................14,471
   5,000 Unisys Corporation, 12.00%, due 04/15/2003.................................5,325
  10,000 US Timberlands Company, 9.625%, due 11/15/2007.............................9,275
   7,000 Utilicorp United, Inc., 7.00%, due 07/15/2004..............................6,760
  11,933 Waterford 3 Funding Corporation, Secured Lease Collateral Bond,
         8.09%, due 01/02/2017.....................................................11,463
  26,000 Wal Mart Stores, Inc., 6.50%, due 08/10/2004..............................25,552
  10,000 Washington Mutual Capital I, Subordinated Capital Income
         Securities, 8.375%, due 06/01/2027.........................................9,518
  10,000 Williams Companies, Inc., 7.625%, due 07/15/2019...........................9,438
                                   See Notes to Financial Statements

                                  LPT Variable Insurance Series Trust
                                       MFS Total Return Portfolio
                                   Schedule of Investments (Continued)
                                          December 31, 1999
Principal                                                                           Value
Amount                                                                            (Note 2)
------                                                                            --------
CORPORATE BONDS AND NOTES (Continued)
  $7,000 Williams Gas Pipelines, 144A, 7.375%, due 11/15/2006.....................$6,827
  42,000 Wisconsin Electric Power Company, 6.625%, due 12/01/2002.................41,650
   5,000 WorldCom, Inc., 8.875%, due 01/15/2006....................................5,248
                                                                                  ------
         Total Corporate Bonds and Notes (Cost $3,147,258).................... 2,979,794
                                                                               ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.35%
         Government National Mortgage Association (GNMA) - 4.60%
  71,992 Pool #780214, 8.00%, due 12/15/2022......................................73,004
   4,863 REMIC, 8.00%, due 06/20/2025..............................................4,882
  51,882 Pool #377615, 7.50%, due 09/15/2025......................................51,379
  37,277 Pool #410122, 7.50%, due 10/15/2025......................................36,965
  28,768 Pool #247754, 7.50%, due 11/15/2026......................................28,472
  25,633 Pool #780546, 7.50%, due 04/15/2027......................................25,368
  20,352 Pool #453937, 7.50%, due 08/15/2027......................................20,123
  20,287 Pool #455301, 7.50%, due 09/15/2027......................................20,059
  50,601 Pool #433627, 7.00%, due 02/15/2028......................................48,861
  21,477 Pool #469399, 7.00%, due 03/15/2028......................................20,739
  36,283 Pool #467737, 7.00%, due 04/15/2028......................................35,078
  31,879 Pool #480352, 7.00%, due 07/15/2028......................................30,783
  77,733 Pool #495777, 6.50%, due 12/15/2028......................................73,058
  37,025 Pool #470473, 6.50%, due 06/15/2029......................................34,765
 100,010 Pool #525494, 8.00%, due 12/15/2029.....................................101,010
                                                                                --------
         Total GNMA..............................................................604,546
                                                                                --------
         Federal National Mortgage Association (FNMA) - 2.39%
  30,000 Pool #410201, 5.722%, due 03/01/2009.....................................26,672
  29,773 Pool #326868, 6.50%, due 10/01/2025......................................28,265
 197,029 Pool #444210, 6.50%, due 09/01/2028.....................................185,636
  38,531 Pool #506238, 8.00%, due 09/01/2028......................................38,868
  37,019 Pool #446373, 6.50%, due 11/01/2028......................................34,962
                                                                                 -------
         Total FNMA..............................................................314,403
                                                                                --------
         Federal Home Loan Mortgage (FHLM) - 0.36%
  49,519 Pool #C18106, 6.50%, due 11/01/2028......................................46,687
                                                                                 -------
         Total U.S. Government Agency Obligations (Cost $1,000,803)............. 965,636
                                                                                 -------
TREASURY OBLIGATIONS - 6.29%
         U.S. Treasury Notes - 3.51%
 142,000 6.25%, due 04/30/2001...................................................142,111
  37,000 5.50%, due 01/31/2003....................................................36,150
  27,000 6.00%, due 08/15/2004....................................................26,578

                                        See Notes to Financial Statements

                                       LPT Variable Insurance Series Trust
                                            MFS Total Return Portfolio
                                        Schedule of Investments (Continued)
                                                December 31, 1999
Principal                                                                        Value
Amount                                                                         (Note 2)
------                                                                         --------
TREASURY OBLIGATIONS - (Continued)
         U.S. Treasury Notes - (Continued)
 $40,000 5.875%, due 11/15/2004.................................................$39,219
  10,000 7.875%, due 11/15/2004..................................................10,573
  18,000 6.625%, due 05/15/2007..................................................18,070
 194,000 6.00%, due 08/15/2009..................................................187,938
                                                                               --------
                                                                                460,639
                                                                                -------

         U.S. Treasury Bonds - 2.78%
 104,000 9.875%, due 11/15/2015.................................................134,518
  28,000 6.125%, due 11/15/2027..................................................26,057
  42,000 5.25%, due 11/15/2028...................................................34,598
 205,000 5.25%, due 02/15/2029..................................................169,508
                                                                               --------
                                                                                364,681
                                                                                -------
         Total Treasury Obligations (Cost $854,699).............................825,320
                                                                               --------
CONVERTIBLE BONDS - 1.47%
  78,000 Bell Atlantic Financial Services, Inc., 144A, 4.25%, due 09/15/2005.... 95,940
  60,000 Loews Corporation, 3.125%, due 09/15/2007...............................48,525
  35,000 Xerox Corporation, 144A, 0.57%, due 04/21/2018..........................18,594
  56,000 Xerox Corporation, 0.57%, due 04/21/2018................................29,820
                                                                                -------
         Total Convertible Bonds (Cost $189,598)................................192,879
                                                                               --------
EUROBONDS - 0.29%
   4,000 Corporacion Andina De Fomento, (Venezuela), 7.10%, due 02/01/2003....... 3,895
   8,000 Deutsche Finance NV, (Netherlands), 144A, 0.00%, due 02/12/2017..........3,800
  11,000 Telecomunicaciones de Puerto Rico, (Puerto Rico),
         6.65%, due 05/15/2006...................................................10,409
  23,000 UPM Kymmene Corporation, (Finland), 7.45%, due 11/26/2027...............20,849
                                                                                -------
         Total Eurobonds (Cost $41,950)..........................................38,953
                                                                                -------
SHORT-TERM OBLIGATIONS - 4.37%
         Repurchase Agreement - 4.37%
 574,000 Repurchase Agreement with State Street Bank & Trust
         Company, dated 12/31/99 at 2.50%, due 01/03/00,
         maturity value $574,120 (collateralized by U.S. Treasury
         Bond, 10.625%, due 08/15/15, par value $420,000;
         market value $589,050) (Cost $574,000).................................574,000
                                                                               --------
Shares
------
         Investment Company - 0.00%
     200 Seven Seas Money Market Fund (Cost $200)...................................200
                                                                                   ----
         Total Short-Term Obligations (Cost $574,200)...........................574,200
                                                                               --------

                                See Notes to Financial Statements

                               LPT Variable Insurance Series Trust
                                   MFS Total Return Portfolio
                              Schedule of Investments (Continued)
                                       December 31, 1999

TOTAL INVESTMENTS (COST $12,738,148*)..............99.25%                   $13,030,541
OTHER ASSETS AND LIABILITIES (NET)..................0.75                         98,277
                                                   -----                         ------
NET ASSETS....................................... 100.00%                   $13,128,818
                                                  ======                    ===========


* Aggregate cost for Federal tax purposes is $12,750,571  (Note 4)
+ Non-income producing security
144A after the name of a security represents those securities exempt under registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities amounted to $445,885 or 3.40 % of net assets.



                                            GLOSSARY OF TERMS


                                  ADR  American Depository Receipt
                                REMIC  Real Estate Mortgage Investment Conduit



                                       See Notes to Financial Statements

                                       LPT Variable Insurance Series Trust
                                             Strong Growth Portfolio
                                             Schedule of Investments
                                                 December 31, 1999
                                                                                 Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS - 103.15%
         Software - 26.95%
  500    Agile Software Corporation  +.........................................$108,617
1,500    Ariba, Inc.  +.........................................................266,063
3,000    BEAS Systems, Inc.  +..................................................209,813
2,000    Broadvision, Inc.  +...................................................340,125
2,000    Business Objects S.A., ADR  +..........................................267,250
  500    Check Point Software Technologies Ltd.  +...............................99,375
1,000    Citrix Systems, Inc.  +................................................123,000
1,000    I2 Technologies, Inc.  +...............................................195,000
1,100    Legato Systems, Inc.  +.................................................75,694
  400    Liberate Technologies  +...............................................102,800
  700    Mercury Interactive Corporation +.......................................75,556
  500    Microsoft Corporation  +................................................58,375
2,000    Oracle Corporation   +.................................................224,125
  700    Parametric Technology Corporation   +...................................18,944
1,400    Peregrine Systems, Inc.   +............................................117,862
1,000    Portal Software, Inc.   +..............................................102,875
  500    Proxicom, Inc.   +......................................................62,156
1,100    Siebel Systems, Inc.   +................................................92,400
  400    Tibco Software, Inc.   +................................................61,200
3,000    Verisign, Inc.    +....................................................572,813
3,200    Veritas Software Corporation    +......................................458,000
  100    Viant Corporation    +...................................................9,900
1,400    Vignette Corporation    +..............................................228,200
                                                                               --------
                                                                              3,870,143
                                                                              ---------

         Communications - 20.29%
  500    America Online, Inc.   +................................................37,719
  400    Broadcom Corporation    +..............................................108,950
2,000    Broadwing, Inc. ........................................................73,750
1,000    C-Cor.net Corporation    +..............................................76,625
  500    CMG Information Services, Inc.    +....................................138,438
1,000    DoubleClick, Inc.    +.................................................253,063
1,500    Exodus Communications, Inc.    +.......................................133,219
  500    InfoSpace.com, Inc.    +...............................................107,000
1,000    Juniper Networks, Inc.    +............................................340,000
  900    Nextlink Communications, Inc.    +......................................74,756
1,100    Nokia Corporation .....................................................209,000
1,000    Nortel Networks Corporation ...........................................101,000
  600    Polycom, Inc.    +......................................................38,213
2,000    Primus Telecommunications Group, Inc.    +..............................76,500
                                          See Notes to Financial Statements

                                         LPT Variable Insurance Series Trust
                                               Strong Growth Portfolio
                                         Schedule of Investments (Continued)
                                                 December 31, 1999
                                                                               Value
Shares                                                                       (Note 2)
------                                                                       --------
COMMON STOCKS - (Continued)
         Communications  (Continued)
  700    Redback Networks, Inc.    +.........................................$124,250
  800    Sprint PCS Group Corporation    +.....................................82,000
1,000    Sycamore Networks, Inc.    +.........................................308,000
  500    Telephone & Data Systems, Inc. .......................................63,000
  500    Visual Networks, Inc.    +............................................39,625
1,500    Voicestream Wireless Corporation   +.................................213,469
  500    Yahoo, Inc.     +....................................................216,344
1,400    Young & Rubicam, Inc. ................................................99,050
                                                                              -------
                                                                            2,913,971
                                                                            ---------
         Electronics - 20.04%
2,000    Agilent Technologies, Inc.   +.......................................154,625
1,700    Applied Micro Circuits Corporation  +................................216,325
  200    ASM Lithography Holding NV   +........................................22,750
1,000    Comverse Technology, Inc.    +.......................................144,750
  500    Credence Systems Corporation    +.....................................43,250
2,200    E-Tek Dynamics, Inc.   +.............................................296,175
  800    Flextronics International Ltd.  +.....................................36,800
  700    General Instrument Corporation   +....................................59,500
  600    Jabil Circuit, Inc.  +................................................43,800
5,000    JDS Uniphase Corporation  +..........................................806,563
  500    Lucent Technologies, Inc..............................................37,406
  600    Orbotech Ltd.    +....................................................46,500
1,700    PE Corporation.......................................................204,531
1,000    PMC Sierra, Inc.   +.................................................160,312
1,600    Qualcomm, Inc.   +...................................................281,800
1,700    Sawtek, Inc.   +.....................................................113,156
  500    SDL, Inc.   +........................................................109,000
  500    Triquint Semiconductor, Inc.   +......................................55,625
1,000    Xilinx, Inc.   +......................................................45,469
                                                                              -------
                                                                            2,878,337
                                                                            ---------

         Computers & Business Equipment - 9.60%
  500    Akamai Technologies, Inc. +..........................................163,812
7,000    Cisco Systems, Inc. +................................................749,875
1,500    Radisys Corporation +.................................................76,500
  500    Sapient Corporation +.................................................70,469
  500    Scient Corporation +..................................................43,219
2,500    Sun Microsystems, Inc.  +............................................193,594
  500    VerticalNet, Inc. +...................................................82,000
                                                                              -------
                                                                            1,379,469
                                                                            ---------

                                   See Notes to Financial Statements

                                  LPT Variable Insurance Series Trust
                                         Strong Growth Portfolio
                                  Schedule of Investments (Continued)
                                           December 31, 1999
                                                                               Value
Shares                                                                       (Note 2)
------                                                                       --------
COMMON STOCKS - (Continued)
         Drugs & Health Care - 8.42%
 4,000   Chiron Corporation    +...............................................$169,500
 1,700   Enzon, Inc.   +.........................................................73,738
 1,000   Genentech, Inc.   +....................................................134,500
 1,200   Human Genome Sciences, Inc.   +........................................183,150
   400   Immunex Corporation   +.................................................43,800
 1,400   MedImmune, Inc.   +....................................................232,225
 1,000   Millennium Pharmaceuticals, Inc.   +...................................122,000
   500   Qiagen NV    +..........................................................37,750
 1,000   Sepracor, Inc.    +.....................................................99,187
 6,000   Titan Pharmaceuticals, Inc.    +.......................................114,000
                                                                               --------
                                                                              1,209,850
                                                                              ---------
         Broadcasting & Publishing - 4.82%
   500   Clear Channel Communication, Inc.    +..................................44,625
 1,300   Comcast Corporation, Class A Special ...................................65,731
 2,000   Emmis Communications Corporation +.....................................249,281
 1,000   Entercom Communications Corporation +...................................66,000
 3,000   Infinity Broadcasting Corporation +....................................108,562
   600   Radio One, Inc. +.......................................................55,200
 1,000   Univision Communications, Inc. +.......................................102,188
                                                                               --------
                                                                                691,587
                                                                                -------

         Consumer Discretionary - 4.75%
 2,000   Dollar Tree Stores, Inc. +..............................................96,875
 4,500   Home Depot, Inc. ......................................................308,531
 3,000   Kohl's Corporation +...................................................216,563
 1,000   Lowes Companies, Inc....................................................59,750
                                                                                -------
                                                                                681,719
                                                                                -------
         Energy - 3.84%
 4,500   BJ Services Company   +................................................188,156
 1,000   Cooper Cameron Corporation   +..........................................48,938
 4,000   Ensco International, Inc................................................91,500
 1,000   Kerr McGee Corporation..................................................62,000
10,000   Key Energy Services, Inc.    +..........................................51,875
   500   Murphy Oil Corporation .................................................28,687
 3,800   Pride International, Inc.   +...........................................55,575
 1,900   R & B Falcon Corporation   +............................................25,175
                                                                                -------
                                                                                551,906
                                                                                -------
                                  See Notes to Financial Statements

                                 LPT Variable Insurance Series Trust
                                       Strong Growth Portfolio
                                 Schedule of Investments (Continued)
                                         December 31, 1999

                                                                                 Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS - (Continued)
         Business Services - 1.70%
   1,300 Getty Images, Inc.   +.................................................$63,537
   1,000 Omnicom Group, Inc. ...................................................100,000
   2,000 Paychex, Inc. ..........................................................80,000
                                                                                -------
                                                                                243,537
                                                                                -------
         Financial Services - 0.99%
     900 Citigroup, Inc. ........................................................50,006
   1,000 Northern Trust Corporation..............................................53,000
   1,000 UnionBanCal Corporation.................................................39,437
                                                                                -------
                                                                                142,443
                                                                                -------
         Investment Company - 0.51%
   4,500 Webs Japan Index Fund, Inc. ............................................73,406
                                                                                -------
         Consumer Services - 0.50%
   3,000 Midway Games, Inc. +....................................................71,812
                                                                                -------
         Consumer Non-Durables - 0.44%
   2,000 Pacific Sunwear of California, Inc. +...................................63,750
                                                                                -------
         Materials and Processing - 0.30%
     600 Weyerhaeuser Company ...................................................43,087
                                                                                -------
         Total Common Stocks (Cost $9,566,513)...............................14,815,017
                                                                            -----------
Principal
Amount
SHORT-TERM OBLIGATION - 2.74%
         Repurchase Agreement - 2.74%
$393,000 Repurchase Agreement with State Street
         Bank and Trust Company, dated 12/31/99 at
         2.50%, due 01/03/00, maturity value $393,082
         (collateralized by U.S. Treasury Bond, 9.25%, due 02/15/16, par value $320,000; market value $406,800)
         (Cost $393,000) .......................................................393,000
                                                                               --------
TOTAL INVESTMENTS (COST $9,959,513*).................          105.89%      $15,208,017
OTHER ASSETS AND LIABILITIES (NET)...................           (5.89)         (845,451)
                                                                -----          --------
NET ASSETS...........................................          100.00%      $14,362,566
                                                               ======       ===========

*  Aggregate cost for Federal tax purposes is $10,008,597  (Note 4)
+  Non-income producing security


                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt



                                   See Notes to Financial Statements

                                  LPT Variable Insurance Series Trust
                             Robertson Stephens Diversified Growth Portfolio
                                          Schedule of Investments
                                             December 31, 1999
                                                                                 Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS - 98.84%
         Communications - 19.12%
  3,000  Advanced Radio Telecom Corporation   +.................................$72,000
  9,500  American Mobile Satellite Corporation   +..............................200,094
  3,000  Carrier Access Corporation   +.........................................201,937
  4,000  CommTouch Software Ltd.  +.............................................194,250
  6,000  Concentric Network Corporation   +.....................................184,875
  5,725  eGain Communications Corporation   + ..................................216,119
 14,500  Fibernet Telecom Group, Inc.  +........................................219,312
 14,000  Geoworks Corporation   +...............................................234,500
  1,500  NBC Internet, Inc.    +................................................115,875
  4,500  Network Access Solutions, Inc.   +.....................................148,500
 15,000  Primus Telecommunications Group, Inc.  +...............................573,750
 16,700  Startec Global Communications Corporation    +.........................356,962
  7,000  Tekelec, Inc.    +.....................................................157,500
                                                                               --------
                                                                              2,875,674
                                                                              ---------

         Software - 13.76%
  5,800  Aware, Inc.   +........................................................210,975
  4,000  Datastream System, Inc.   +.............................................98,250
 22,500  Evolving Systems, Inc.   +.............................................191,250
  9,000  FileNet Corporation   +................................................229,500
  6,000  Inso Corporation   +...................................................193,500
  3,700  Iona Technologies PLC, ADR   +.........................................201,650
  5,300  Metamor Worldwide, Inc.+...............................................154,363
  2,500  Netegrity, Inc.   +....................................................142,344
  2,500  S1 Corporation   +.....................................................195,313
  3,750  SeaChange International, Inc. +........................................132,656
 21,000  3DO Company   +........................................................190,969
  3,500  Wind River Systems, Inc.   +...........................................128,188
                                                                               --------
                                                                              2,068,958
                                                                              ---------

         Consumer Discretionary - 11.87%
  4,000  Abercrombie & Fitch Company   +........................................106,750
  8,000  Charlotte Russe Holding, Inc.   +......................................168,000
  5,000  Factory 2-U, Inc.   +..................................................141,875
  4,500  99 Cents Only Stores   +...............................................172,125
 40,000  Shop At Home, Inc.   +.................................................397,500
 15,300  SkyMall, Inc.   +......................................................112,838
 18,800  Steakhouse Partners, Inc.   +..........................................113,975
  7,500  Value City Department Stores, Inc.   +.................................113,437
  8,000  Valuevision International, Inc.  +.....................................458,500
                                                                               --------
                                                                              1,785,000
                                                                              ---------

                                         See Notes to Financial Statements

                                        LPT Variable Insurance Series Trust
                                  Robertson Stephens Diversified Growth Portfolio
                                         Schedule of Investments (Continued)
                                                December 31, 1999
                                                                                 Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS (Continued)
         Broadcasting & Publishing - 11.27%
  2,500  Citadel Communications Corporation   +................................$162,187
  6,500  Fox Entertainment Group, Inc.  +.......................................162,094
  3,500  Infinity Broadcasting Corporation  +...................................126,656
  2,500  Knight-Ridder, Inc. ...................................................148,750
 12,500  LodgeNet Entertainment Corporation   +.................................310,937
 17,000  New Frontier Media, Inc.  +.............................................72,250
  3,000  Spanish Broadcasting System, Inc.  +...................................120,750
  3,800  UnitedGlobalCom, Inc.  +...............................................268,375
  2,600  Wink Communications, Inc.  +...........................................156,162
  3,500  WorldGate Communications, Inc.  +......................................166,469
                                                                               --------
                                                                              1,694,630
                                                                              ---------
         Business Services - 9.83%
  8,000  Administaff, Inc.   +..................................................242,000
  8,000  AppliedTheory Corporation   +..........................................222,000
  9,000  Bamboo.com, Inc.   +...................................................149,063
  1,800  E-Stamp Corporation   +.................................................40,050
  3,500  Earthweb, Inc.   +.....................................................176,094
 25,000  SITEL Corporation   +..................................................175,000
  4,500  Stamps.com, Inc.    +..................................................187,312
  2,500  24/7 Media, Inc.    +..................................................140,625
  7,000  ZDNet   +..............................................................147,000
                                                                               --------
                                                                              1,479,144
                                                                              ---------
         Electronics - 9.68%
  7,000  Atmel Corporation  +...................................................206,938
  2,000  Cree, Inc.  +..........................................................170,750
  2,500  Cymer, Inc.  +.........................................................115,000
  6,000  Cypress Semiconductor Corporation   +..................................194,250
  3,500  MRV Communications, Inc.   +...........................................220,062
 25,000  Oak Technology, Inc.   +...............................................235,937
  4,700  Sawtek, Inc.  +........................................................312,844
                                                                               --------
                                                                              1,455,781
                                                                              ---------

         Energy - 6.68%
  3,500  BJ Services Company   +................................................146,344
 60,000  Bonus Resource Services Corporation    +................................95,601
  7,000  Ensco International, Inc.   ...........................................160,125
  6,000  EOG Resources, Inc.   .................................................105,375
  9,000  Global Marine, Inc.   +................................................149,625
  7,500  Marine Drilling Companies, Inc.   +....................................168,281

                                      See Notes to Financial Statements

                                     LPT Variable Insurance Series Trust
                                Robertson Stephens Diversified Growth Portfolio
                                     Schedule of Investments (Continued)
                                              December 31, 1999

                                                                                Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS (Continued)
         Energy - (Continued)
  4,500  Weatherford International, Inc.   +...................................$179,719
                                                                               --------
                                                                              1,005,070
                                                                              ---------
         Drugs & Health Care - 6.45%
  3,500  ArthroCare Corporation    +............................................213,500
      6  Bergen Brunswig Corporation ................................................50
 10,000  Closure Medical Corporation   +........................................128,750
  3,000  Cytyc Corporation    +.................................................183,188
 15,000  Endocardial Solutions, Inc.   +........................................131,250
  4,000  Enzon, Inc.    +.......................................................173,500
 25,000  Novavax, Inc.    +.....................................................140,625
                                                                               --------
                                                                                970,863
                                                                                -------
         Financial Services - 2.78%
 41,023  Billserv.com, Inc.   +.................................................303,781
  2,500  Knight/Trimark Group, Inc.   +.........................................115,000
                                                                               --------
                                                                                418,781
                                                                                -------
         Computers & Business Equipment - 2.55%
  4,000  Cybex Computer Products Corporation   +................................162,000
  6,000  IntraNet Solutions, Inc.   +...........................................222,000
                                                                               --------
                                                                                384,000
                                                                                -------
         Transportation - 2.34%
 44,000  United Shipping & Technology, Inc.   +.................................352,000
                                                                               --------
         Capital Goods - 1.76 %
  5,850  Maverick Tube Corporation   +..........................................144,422
  6,000  Zygo Corporation   +...................................................120,750
                                                                               --------
                                                                                265,172
                                                                                -------
         Utilities - 0.75%
  3,400  Independent Energy Holdings  PLC    +..................................113,263
                                                                               --------
         Total Common Stocks (Cost $10,358,119)..............................14,868,336
                                                                            -----------
         Warrants - 1.00%
 26,923  Billserv.com, Inc.   + (Cost $0).......................................149,730
                                                                               --------

                                     See Notes to Financial Statements

                                    LPT Variable Insurance Series Trust
                              Robertson Stephens Diversified Growth Portfolio
                                     Schedule of Investments (Continued)
                                            December 31, 1999


Principal                                                                        Value
Amount                                                                         (Note 2)
------                                                                         --------
SHORT-TERM OBLIGATION - 4.46%
         Repurchase Agreement - 4.46%
$670,000 Repurchase Agreement with State Street
         Bank and Trust Company, dated 12/31/99 at
         2.50%, due 01/03/00, maturity value $670,140
         (collateralized by U.S. Treasury Bond, 9.25%, due 02/15/16, par value $540,000; market value $686,475)
         (Cost $670,000) ......................................................$670,000
               --------                                                        --------
TOTAL INVESTMENTS (COST $11,028,119*)................      104.30%          $15,688,066
OTHER ASSETS AND LIABILITIES (NET)...................       (4.30)             (646,317)
                                                            -----              --------
NET ASSETS      .....................................      100.00%          $15,041,749
                                                           ======           ===========


* Aggregate cost for Federal tax purposes $11,066,374  (Note 4)
+ Non-income producing security





                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                                  See Notes to Financial Statements

                                  LPT Variable Insurance Series Trust
                                 Lexington Corporate Leaders Portfolio
                                        Schedule of Investments
                                           December 31, 1999
                                                                                Value
Shares                                                                         (Note 2)
------                                                                         --------

COMMON STOCKS - 100.65%
         Energy - 17.67%
  3,275  Chevron Corporation...................................................$283,697
  7,730  Exxon Mobil Corporation................................................622,748
  3,275  Royal Dutch Petroleum Company, NY Shares...............................197,933
  3,275  Schlumberger, Ltd......................................................184,219
  3,275  Texaco, Inc. ..........................................................177,873
    634  Transocean Sedco Forex, Inc.   .........................................22,156
  3,275  Union Pacific Corporation..............................................142,872
                                                                               --------
                                                                              1,631,498
                                                                              ---------
         Consumer Discretionary - 17.17%
  3,275  Coca Cola Company......................................................190,769
  3,275  Eastman Kodak Company..................................................216,969
  3,275  Fortune Brands, Inc. ..................................................108,280
  3,275  McDonalds Corporation..................................................132,023
  3,275  Philip Morris Companies, Inc. ..........................................75,939
  3,275  Procter & Gamble Company...............................................358,817
  5,900  Wal-Mart Stores, Inc. .................................................407,837
  3,275  Walt Disney Company.....................................................95,794
                                                                                -------
                                                                              1,586,428
                                                                              ---------

         Financial Services - 13.37%
  3,275  American Express Company...............................................544,469
  4,962  Citigroup, Inc. .......................................................275,701
  3,275  J.P. Morgan & Company, Inc. ...........................................414,697
                                                                               --------
                                                                              1,234,867
                                                                              ---------
         Materials & Processing - 9.94%
  3,275  Alcoa, Inc. ...........................................................271,825
  3,275  Bethlehem Steel Corporation +...........................................27,428
  3,275  DuPont (E.I.) DeNemours & Company......................................215,741
  3,275  International Paper Company............................................184,833
  3,275  Union Carbide Corporation..............................................218,606
                                                                               --------
                                                                                918,433
                                                                                -------
         Electronics - 9.92%
  3,275  Honeywell International, Inc.  ........................................188,927
  3,275  Lucent Technologies, Inc.  ............................................245,011
  3,275  Motorola, Inc. ........................................................482,244
                                                                               --------
                                                                                916,182
                                                                                -------

                                 See Notes to Financial Statements

                                LPT Variable Insurance Series Trust
                               Lexington Corporate Leaders Portfolio
                                Schedule of Investments (Continued)
                                           December 31, 1999
                                                                                Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS - (Continued)
         Producer Durables - 7.15%
  3,275  Caterpillar, Inc. ....................................................$154,130
  3,275  General Electric Company...............................................506,806
                                                                               --------
                                                                                660,936
                                                                                -------
         Utilities - 5.70%
  3,275  Ameren Corporation.....................................................107,256
  3,275  Consolidated Edison Company of New York................................112,987
  3,275  Duke Energy Company....................................................164,159
  3,275  PG&E Corporation........................................................67,137
  3,275  Reliant Energy, Inc. ...................................................74,916
                                                                                -------
                                                                                526,455
                                                                                -------
         Drugs & Health Care - 5.68%
  3,275  Johnson & Johnson......................................................304,984
  3,275  Merck & Company, Inc. .................................................219,630
                                                                               --------
                                                                                524,614
                                                                                -------
         Autos & Transportation - 4.89%
  3,275  Burlington Northern Santa Fe Corporation................................79,419
  3,275  General Motors Corporation.............................................238,052
  3,275  Goodyear Tire and Rubber Company........................................92,314
  3,275  Union Pacific Resources Group, Inc. ....................................41,756
                                                                                -------
                                                                                451,541
                                                                                -------
         Computers & Business Equipment - 4.04%
  3,275  Hewlett Packard Company................................................373,145
                                                                               --------
         Communications - 2.73%
  4,962  AT&T Corporation.......................................................251,822
                                                                               --------
         Aerospace - 1.47%
  3,275  Boeing Company.........................................................136,117
                                                                               --------
         Consumer Staples - 0.54%
  3,275  Gallaher Group PLC, ADR.................................................50,353
                                                                                -------
         Consumer Cyclical - 0.38%
  2,258  Delphi Automotive Systems Corporation...................................35,563
                                                                                -------
         Total Common Stocks (Cost $7,472,063)................................9,297,954
                                                                             ----------
SHORT-TERM OBLIGATION - 0.17 %
         Investment Company - 0.17%
 15,721  Seven Seas Money Market Fund (Cost $15,721).............................15,721
                                                                                -------
                                       See Notes to Financial Statements

                                      LPT Variable Insurance Series Trust
                                     Lexington Corporate Leaders Portfolio
                                      Schedule of Investments (Continued)
                                               December 31, 1999

                                                                                Value
                                                                               (Note 2)
                                                                               --------

TOTAL INVESTMENTS (COST $7,487,784*).................      100.82%           $9,313,675
OTHER ASSETS AND LIABILITIES (NET)...................       (0.82)              (75,955)
                                                            -----               -------
NET ASSETS...........................................      100.00%           $9,237,720
                                                           ======            ==========
* Aggregate cost for Federal tax purposes is $7,492,984  (Note 4)
+ Non-income producing security


                                           GLOSSARY OF TERMS

                                   ADR     American Depository Receipt

                                     See Notes to Financial Statements

                                    LPT Variable Insurance Series Trust
                                       SAI Global Leaders Portfolio
                                          Schedule of Investments
                                              December 31, 1999
                                                                                Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS - 99.19%
         Financial Services - 20.75%
  1,900  ABN-AMRO Holding N.V., ADR   ..........................................$48,094
    500  AEGON, ADR..............................................................47,750
    350  American Express Company................................................58,188
  1,500  Bank Of New York, Inc. .................................................60,000
    800  Citigroup, Inc. ........................................................44,450
    700  Merrill Lynch & Company, Inc. ..........................................58,450
                                                                                -------
                                                                                316,932
                                                                                -------
         Consumer Discretionary - 13.55%
  1,300  Carnival Corporation....................................................62,156
    500  Costco Companies, Inc.  +...............................................45,625
    400  Procter & Gamble Company................................................43,825
    800  Wal-Mart Stores, Inc. ..................................................55,300
                                                                                -------
                                                                                206,906
                                                                                -------
         Drugs & Health Care - 12.62%
    700  Bristol Myers Squibb Company............................................44,931
    800  Merck & Company, Inc. ..................................................53,650
  1,600  Pfizer, Inc. ...........................................................51,900
  1,000  Schering-Plough Corporation.............................................42,187
                                                                                -------
                                                                                192,668
                                                                                -------
         Electronics -  7.51%
    700  Intel Corporation.......................................................57,619
    300  Nokia Corporation, ADR  ................................................57,000
                                                                                -------
                                                                                114,619
                                                                                -------
         Software - 6.88%
    900  Microsoft Corporation   +..............................................105,075
                                                                               --------
         Computer & Business Equipment - 6.51 %
    500  Cisco Systems, Inc.   +.................................................53,563
    900  Dell Computer Corporation   +...........................................45,900
                                                                                -------
                                                                                 99,463
                                                                                 ------
         Communications -  6.32 %
    700  Sprint Corporation......................................................47,119
  1,000  Vodafone Airtouch PLC, ADR..............................................49,500
                                                                                -------
                                                                                 96,619
                                                                                 ------

         Consumer Non-Cyclical - 5.94%
  1,100  Gillette Company........................................................45,306
    900  Lauder Estee Companies, Inc. ...........................................45,394
                                                                                -------
                                                                                 90,700
                                                                                 ------
                                      See Notes to Financial Statements

                                     LPT Variable Insurance Series Trust
                                         SAI Global Leaders Portfolio
                                      Schedule of Investments (Continued)
                                             December 31, 1999
                                                                                Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS - (Continued)
         Investment Company - 4.02%
  2,300  Webs Germany Index Fund, Inc. .........................................$61,381
                                                                                -------
         Utilities - 3.88%
  3,300  Vivendi, ADR   +........................................................59,305
                                                                                -------
         Broadcasting & Publishing - 3.79%
    800  Time Warner, Inc. ......................................................57,950
                                                                                -------
         Consumer Cyclical - 3.73%
    200  Sony Corporation........................................................56,950
                                                                                -------
         Energy - 3.69%
    700  Exxon Mobil Corporation.................................................56,394
                                                                                -------
         Total Common Stocks (Cost $1,343,735)................................1,514,962
                                   ----------                                ----------
SHORT-TERM OBLIGATION - 0.87 %
         Investment Company - 0.87%
 13,216  Seven Seas Money Market Fund (Cost $13,216).............................13,216
                                                                                -------
TOTAL INVESTMENTS (COST $1,356,951*).................      100.06%           $1,528,178
OTHER ASSETS AND LIABILITIES (NET)...................       (0.06)                 (851)
                                                            -----                  ----
NET ASSETS...........................................      100.00%           $1,527,327
                                                           ======            ==========



* Aggregate cost for Federal tax purposes  (Note 4)
+ Non-income producing security


                                           GLOSSARY OF TERMS

                                   ADR     American Depository Receipt

                                     See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

1.     Organization and Business

The LPT Variable Insurance Series Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 23, 1995, and is a business entity commonly known as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end series management investment company. The Trust offers six managed investment portfolios (the "Portfolios") to the public only through certain variable annuity contracts offered by London Pacific Life and Annuity Company ("London Pacific"): the Harris Associates Value, MFS Total Return, Strong Growth, Robertson Stephens Diversified Growth, Lexington Corporate Leaders, and SAI Global Leaders Portfolios (the "Portfolios"). Prior to May 1, 1997, the Harris Associates Value Portfolio was known as the MAS Value Portfolio and the Robertson Stephens Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to May 1, 1997, Miller, Anderson & Sherrerd, LLP served as sub-advisor to the Harris Associates Value Portfolio and Berkeley Capital Management served as sub-advisor to the Robertson Stephens Diversified Growth Portfolio.

2.     Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded, or, if there were no sales during the day, at the closing bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost which approximates market value. Long-term debt securities are valued using information furnished by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are stated at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

Repurchase Agreements: Each Portfolio may engage in Repurchase Agreement transactions. Under the terms of a typical Repurchase Agreement, the Portfolio through its custodian takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase and the Portfolio to resell, the obligation at an agreed- upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.


                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

2.     Significant Accounting Policies (continued):

Repurchase Aggreements (continued)
Each Portfolio may enter into Repurchase Agreements only with banks or dealers which, in the opinion of each Portfolio's Sub-advisor, based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy.

Option Contracts: All Portfolios may purchase and/or write put and call options on Portfolio securities or foreign currencies. The Portfolios may use options contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tends to either decrease the Portfolio's exposure to the underlying instrument or to hedge other Portfolio investments.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit or incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market, or, for over-the-counter options, because of a counter party's inabilty to perform.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. Dollars. Investment valuations, other assets and liabilities initially expressed as foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are not separately disclosed.

Forward Foreign Currency Contracts: All Portfolios may enter into forward foreign currency contracts, whereby the Portfolios agree to buy and sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain investment instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued, and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and distributed at least annually for all Portfolios. All Portfolios declare and distribute, if any, all net realized capital gains at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and realized and unrealized gains and losses on foreign currency contracts. Reclassifications are made to a portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the financial highlights table excludes these adjustments.



                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

2.     Significant Accounting Policies (continued)

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for federal income tax purposes. Each Portfolio of the Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Portfolio will not be subject to federal excise tax. Therefore, no federal income tax provision is required.

Expenses: The Trust accounts separately for assets, liabilities, and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated equally among the respective Portfolios.

3.     Investment Advisory, Sub-advisory, and Other Related Party Transactions

LPIMC Insurance Marketing Services ("LPIMC"), a wholly owned subsidiary of London Pacific, serves as investment advisor to the Trust. Select Advisors, Inc., a wholly owned subsidiary of the London Pacific Group, Ltd., and an affiliate of London Pacific, serves as sub-advisor to the SAI Global Leaders Portfolio. Harris Associates L.P., an indirect, wholly owned subsidiary of New England Investment Companies, L.P., serves as sub-advisor to the Harris Associates Value Portfolio; Massachusetts Financial Services Company, an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, serves as sub-advisor to the MFS Total Return Portfolio; Strong Capital Management, Inc., a privately held corporation, serves as sub-advisor to the Strong Growth Portfolio; RS Investment Management Company, L.P. (formerly Robertson Stephens & Company Investment Management, L.P.,) serves as sub-advisor to the Robertson Stephens Diversified Growth Portfolio; and Lexington Management Corporation, a wholly owned subsidiary of Lexington Global Asset Managers, Inc., serves as sub-advisor to the Lexington Corporate Leaders Portfolio. The Trust pays LPIMC a monthly fee in arrears based on a percentage of the average daily net assets of each Portfolio during the month, out of which LPIMC pays the sub-advisor of each Portfolio a monthly fee in arrears at annual rates as follows:


                                     Fees on         Fees on            Fees on
                                     Average         Average Net      Average Net
        Name of Portfolio           Net Assets      Assets Between     Assets
        -----------------           up to $25      $25 Million and    Exceeding
                                     Million       $100 Million      $100 Million
                                     -------       ------------      ------------

Harris Associates Value
Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .75%            .60%             .50%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*        1.00%            .85%             .75%
                                      ====             ===              ===

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

3.Investment Advisory, Sub-advisory, and Other Related Party Transactions
 (continued)

                                     Fees on         Fees on         Fees on
                                     Average        Average Net    Average Net
        Name of Portfolio           Net Assets    Assets Between      Assets
        -----------------           up to $200     $200 Million   Exceeding $1.3
                                     Million     and $1.3 Billion    Billion
                                     -------     ----------------    -------

MFS Total Return Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
Total Fees Paid to LPIMC*              .75%            .70%             .65%
                                       ===             ===              ===


                                                      Fees on
                                                    Average Net       Fees on
                                     Fees on       Assets Between    Average Net
        Name of Portfolio           Average Net     $150 Million        Assets
        -----------------          Assets up to        and           Exceeding
                                   $150 Million   $500 Million     $500 Million
                                   ------------   ------------     ------------

Strong Growth Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*         .75%            .70%             .65%
                                       ===             ===              ===


                                                       Fees on
                                       Fees on       Average Net    Fees on Average       Fees on
                                     Average Net   Assets Between      Net Assets        Average Net
         Name of Portfolio            Assets up      $10 Million        Between            Assets
         -----------------             to $10            and         $35 Million and     Exceeding
                                       Million       $35 Million     $200 Million       $200 Million
                                       -------       -----------     ------------       ------------

Robertson Stephens Diversified
Growth Portfolio
     LPIMC                               .25%           .25%              .25%             .25%
     Sub-advisor                         .70%           .65%              .60%             .55%
                                         ---            ---               ---              ---
     Total Fees Paid to LPIMC*           .95%           .90%              .85%             .80%
                                         ===            ===               ===              ===



                                                     Fees on
                                                   Average Net        Fees on
                                      Fees on     Assets Between    Average Net
        Name of Portfolio           Average Net   $10 Million         Assets
        -----------------           Assets up to       and           Exceeding
                                   $10 Million    $100 Million      $100 Million
                                   -----------    ------------      ------------

Lexington Corporate Leaders
Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .40%            .35%             .30%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*         .65%            .60%             .55%
                                       ===             ===              ===

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)



                                     Fees on         Fees on          Fees on
                                     Average        Average Net      Average Net
        Name of Portfolio           Net Assets      Assets Between     Assets
        -----------------            up to $25      $25 Million and  Exceeding $100
                                     Million       $100 Million       Million
                                     -------       ------------       -------

SAI Global Leaders Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*         .75%            .70%             .65%
                                       ===             ===              ===

*Fees paid to LPIMC include fees paid for services rendered by LPIMC to the Portfolio and those fees that LPIMC will in turn pay to the sub-advisor.

LPIMC and Select Advisors, Inc. have voluntarily agreed to waive all fees payable to them until total assets reach $5 million. Any fee waivers are passed through to the Portfolios.

In the event normal operating expenses of each Portfolio, excluding brokerage commissions, but including the advisory fee, exceed certain voluntary expense limitations based on average net assets (Harris Associates Value Portfolio - 1.29%; MFS Total Return Portfolio - 1.29%; Strong Growth Portfolio - 1.29%; Robertson Stephens Diversified Growth Portfolio - 1.39%; Lexington Corporate Leaders Portfolio - 1.29%; and SAI Global Leaders - 1.29%), London Pacific has agreed, through December 31, 2000, to reimburse each Portfolio for expenses in excess of the stated expense limitations. The expense limitations may be removed or revised after December 31, 2000, without prior notice to existing shareholders.

For the year ended December 31, 1999, London Pacific voluntarily agreed to reimburse the Portfolios as follows:

       Name of Portfolio                                   Reimbursement

Harris Associates Value Portfolio                               $39,841
MFS Total Return Portfolio                                       39,079
Strong Growth Portfolio                                          46,956
Robertson Stephens Diversified Growth Portfolio                  51,145
Lexington Corporate Leaders Portfolio                             4,813
SAI Global Leaders Portfolio                                     29,012

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment advisor are reimbursed for their travel expenses in attending meetings of the Trustees, and receive fees for each Trust meeting attended. Such amounts are paid by the Trust.

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

4.     Purchases and Sales of Securities

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 1999, were as follows:

                                                          Purchases                         Sales
                                                          ---------                         -----

Portfolio                                               Other      Government         Other      Government
---------                                               -----      ----------         -----      ----------
Harris Associates Value Portfolio                    $1,498,927            $0      $3,100,533            $0
MFS Total Return Portfolio                           10,071,307     4,554,887       8,729,368     4,274,973
Strong Growth Portfolio                              31,728,730             0      30,271,443             0
Robertson Stephens Diversified Growth Portfolio      40,304,991             0      40,166,409             0
Lexington Corporate Leaders Portfolio                   896,940             0       1,287,719             0
SAI Global Leaders Portfolio                          1,432,708             0          78,041             0

At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                                                 Net Unrealized
                                                              Unrealized        Unrealized        Appreciation
Portfolio                                                    Appreciation      Depreciation      (Depreciation)          Cost
---------                                                    ------------      ------------      --------------          ----

Harris Associates Value Portfolio                               $692,855         $553,108            $139,747        $6,424,189
MFS Total Return Portfolio                                       983,908          703,938             279,970        12,750,571
Strong Growth Portfolio                                        5,250,764           51,344           5,199,420        10,008,597
Robertson Stephens Diversified Growth Portfolio                4,844,181          222,489           4,621,692        11,066,374
Lexington Corporate Leaders Portfolio                          2,306,326          485,635           1,820,691         7,492,984
SAI Global Leaders Portfolio                                     188,644           17,417             171,227         1,356,951

5.     Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each with a $.01 par value.
London Pacific directly and through its LPLA Separate Account One, owns of record 100% of each Portfolio's outstanding shares. Changes in shares of beneficial interest were as follows:

                                                         Harris Associates Value Portfolio
                                                         ---------------------------------

                                         Year ended December 31, 1999            Year ended December 31, 1998
                                         ----------------------------            ----------------------------
                                          Shares             Amount              Shares             Amount
                                          ------             ------              ------             ------
Sold                                      63,421           $ 907,367            324,044         $ 4,529,342
Issued as reinvestment
  of dividends                            23,940             339,372                  0                   0
Redeemed                                (133,513)         (1,936,658)           (71,188)           (981,697)
                                        --------          ----------            -------            --------
Net increase (decrease)                  (46,152)         $ (689,919)            252,856         $ 3,547,645
                                         =======          ==========             =======         ===========

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

5.     Shares of Beneficial Interest (continued)

                                                              MFS Total Return Portfolio
                                                              --------------------------

                                          Year ended December 31, 1999            Year ended December 31, 1998
                                          ----------------------------            ----------------------------
                                           Shares             Amount              Shares             Amount
                                           ------             ------              ------             ------

Sold                                     190,617         $ 2,725,942            407,332         $ 5,544,537
Issued as reinvestment
  of dividends                            54,552             757,089              2,934              38,091
Redeemed                                (119,339)         (1,690,115)           (53,066)           (716,951)
                                        --------          ----------            -------            --------
Net increase                             125,830         $ 1,792,916            357,200         $ 4,865,677
                                         =======         ===========            =======         ===========



                                                              Strong Growth Portfolio
                                                              -----------------------

                                            Shares             Amount              Shares             Amount
                                            ------             ------              ------             ------

Sold                                     217,250         $ 4,211,902            210,301         $ 3,036,477
Issued as reinvestment
  of dividends                            64,061           1,651,631             11,700             194,821
Redeemed                                (158,464)         (3,271,087)           (36,158)           (513,775)
                                        --------          ----------            -------            --------
Net increase                             122,847         $ 2,592,446            185,843         $ 2,717,523
                                         =======         ===========            =======         ===========


                                                     Robertson Stephens Diversified Growth Portfolio
                                                     -----------------------------------------------

                                            Shares             Amount              Shares             Amount
                                            ------             ------              ------             ------

Sold                                     164,526         $ 2,744,479            267,239         $ 2,763,953
Issued as reinvestment
  of dividends                           128,641           2,740,723                  0                   0
Redeemed                                (161,930)         (2,722,879)           (83,656)           (926,756)
                                        --------          ----------            -------            --------
Net increase                             131,237         $ 2,762,323            183,583         $ 1,837,197
                                         =======         ===========            =======         ===========


                                                     Lexington Corporate Leaders Portfolio
                                                     -------------------------------------

                                            Shares             Amount              Shares             Amount
                                            ------             ------              ------             ------

Sold                                      95,586         $ 1,571,204            316,043         $ 4,506,043
Issued as reinvestment
  of dividends                             8,191             141,501              1,096              14,110
Redeemed                                (127,429)         (2,098,213)           (29,244)           (423,355)
                                        --------          ----------            -------            --------
Net increase (decrease)                  (23,652)         $ (385,508)           287,895         $ 4,096,798
                                         =======          ==========            =======         ===========



                                           SAI Global Leaders Portfolio
                                           ----------------------------
                                             Period ended December 31, 1999
                                             ------------------------------
                                           Shares             Amount
                                           ------             ------

Sold                                     131,596         $ 1,380,335
Redeemed                                  (1,083)            (11,453)
                                          ------             -------
Net increase                             130,513          $1,368,882
                                         =======          ==========


                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1999

6.    Foreign Securities

All Portfolios may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, reduced availability of public information concerning issues, lower standards of accounting, auditing, and financial reporting, less market liquidity, greater volatility of prices, and a possible imposition of currency exchange blockages or restrictions on securities, transactions, or transfer of assets.

7.       Capital Loss Carryforward

At December 31, 1999, SAI Global Leaders had a loss carryforward amount of $5,652, which expires on December 31, 2007.

At December 31, 1999, Harris Associates Value Portfolio, MFS Total Return Portfolio and SAI Global Leaders Portfolio had Post-October Loss of $88,942, $26,274 and $5,281, respectively, which are deferred until January 1, 2000.



                        Report of Independent Accountants

To the Trustees and Shareholders of the
LPT Variable Insurance Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Portfolios (Harris Associates Value, MFS Total Return, Strong Growth, Robertson Stephens Diversified Growth, Lexington Corporate Leaders, and SAI Global Leaders) constituting the LPT Variable Insurance Series Trust (the "Trust") at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 11, 2000